As Filed with the Securities and Exchange Commission on March 4, 2010
File Nos. 333-59185 and 811-08873

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]
Pre-Effective Amendment No. [    ]
Post Effective Amendment No. 18 [ X ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]
Amendment No. 19 [ X ]

AMERICAN FIDELITY DUAL STRATEGY FUND, INC. ®
 (Exact Name of Registrant as Specified in Charter)

Address of Principal Executive Offices: 2000 N. Classen Boulevard Oklahoma City, Oklahoma 73106 Registrant’s Telephone Number, including Area Code: (405) 523-2000

Stephen P. Garrett	Copies to:
General Counsel	Jennifer Wheeler
American Fidelity Dual Strategy Fund, Inc.	McAfee & Taft
2000 N. Classen Boulevard	A Professional Corporation
Oklahoma City, Oklahoma 73106	10th Floor, Two Leadership Square
(Name and Address of Agent for Service)	211 North Robinson
Oklahoma City, OK 73102-7103

Approximate Date of Proposed Public Offering:	As soon as practicable after effectiveness of the Registration Statement

It is proposed that this filing will become effective (check appropriate box)
[  ]  immediately upon filing pursuant to paragraph (b)
[  ]  on May 1, 2009 pursuant to paragraph (b)
[  ]  60 days after filing pursuant to paragraph (a)(1)
[X]  on May 1, 2010 pursuant to paragraph (a)(1)
[  ]  75 days after filing pursuant to paragraph (a)(2)
[  ]  on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AMERICAN FIDELITY
DUAL STRATEGY FUND, INC.®

A dual strategy of investing in value and
growth stocks for long-term capital appreciation

PROSPECTUS May 1, 2010
The Securities and Exchange Commission has not approved
or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary
is a criminal offense.

TABLE OF CONTENTS

Risk/Return Summary	1
Investment Objective	1
Fees and Expenses of the Fund	1
Investment Strategy, Risks and Performance	1
Investment Advisors and Portfolio Managers	4
Purchase and Sale of Fund Shares	4
Tax Information	4
Payments to Financial Intermediaries	4
Investment Goals and Strategies	6
Principal Risks of Investment	7
Portfolio Management	7
Fund Operations	10
Buying and Selling Shares	10
Redemption of Shares	10
Pricing Shares	10
Frequent Purchases and Redemptions	11
Distributions and Taxes	12
Dividends and Other Distributions	12
Tax Information	12
Legal Proceedings	12
Financial Highlights	13
For More Information	13

i

RISK/RETURN SUMMARY

Investment Objective

The primary investment goal of the American Fidelity Dual Strategy Fund (the “Fund”) is long-term capital growth.

Fees and Expenses of the Fund

The information below reflects the fees and expenses that the Fund incurs.  The Fund’s fees and expenses will impact your investment.  Because you may only invest indirectly in the Fund either by purchasing a variable annuity contract issued by a separate account or by participating in a contract available through your employer’s retirement plan, your investment may also be impacted by fees imposed by the separate account.  The following information does not include fees and expenses that you may incur at the separate account level.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Total Annual Fund Operating Expenses	0.50%

Example

This Example is intended to help you compare the cost of investing in the Dual Strategy Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Dual Strategy Fund for the time periods indicated and that your investment has a 5% return each year.  The Example also assumes that the Fund’s operating expenses remain the same.  Because the fund does not charge you a fee when you redeem shares, the costs shown below would remain the same regardless of whether or not you redeemed your shares at the end of each period.  Although your actual costs may be higher or lower than the costs in the Example, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$279	$627

This Example does not include fees and expenses that you may incur at the separate account level.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 135.04% of the average value of its portfolio.

Investment Strategy, Risks and Performance

Principal Investment Strategy

The Fund has a “dual investment strategy” and invests primarily in common stocks of U.S. companies.  The Fund has four sub-advisors that independently manage a portion of the Fund’s portfolio using different investment strategies.  The approach of two of the sub-advisors (Quest Investment Management, Inc. and The Renaissance Group, LLC) is growth oriented and exploits the correlation between increasing company earnings and increasing price in stocks with large capitalizations.  The other two sub-advisors (Beck, Mack & Oliver LLC and WEDGE Capital Management LLP) are “value” sub-advisors, generally focusing on undervalued equity securities with large capitalizations.

1

Principal Risks of Investing

The Fund’s shares will rise and fall in value, and you may lose money on your investment in the Fund.  The risk exists that the Fund may underperform other investments in the event that:

• Either value stocks or growth stocks fall out of favor with investors, causing part of the Fund’s portfolio to underperform.

• Companies in which the Fund’s growth-oriented sub-advisors invest do not grow as rapidly as expected.

• Value stocks held by the Fund do not reach the value anticipated by the Fund’s value-oriented sub-advisor.

• Earnings of companies in which the Fund invests are not achieved, and income available for interest or dividend payments is reduced.

Only separate accounts of insurance companies may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity contract issued by a separate account or by participating in a contract available through your employer’s retirement plan.  The Dual Strategy Fund may be appropriate for you to invest in through a separate account if you:

• Want a regular investment program for retirement savings.

• Can benefit from deferred taxation of capital appreciation and income.

• Are several years from retirement and can pursue a long-term investment goal.

• Want to add an investment with growth potential to diversify your other retirement investments.

• Are willing to accept higher short-term risk along with higher potential long-term returns.

You should read the applicable separate account prospectus for information about (1) purchasing a variable annuity contract or participating in a variable annuity contract, (2) other investment options that may be available to you in addition to the Dual Strategy Fund, (3) the terms of your variable annuity contract, (4) expenses related to purchasing a variable annuity contract, and (5) procedures for redeeming the Fund’s shares through the separate account.

2

Annual Total Return

The bar chart below shows how the Fund’s annual total return has varied from year to year over a ten-year period.  This information illustrates the variability of the Fund’s returns and provides some indication of the risks of investing in the Fund.  The average annual total return information at the bottom of the page shows the Fund’s performance over time compared with that of the Standard & Poor’s
500 Composite Stock Price Index, a widely
recognized, unmanaged index of common stock	Average annual total returns as of 12/31/09
prices, and the Russell 1000® Index, another widely
recognized common stock index. This information		1 Year	5 Years	10 Years
may help you evaluate the Fund’s risks and potential
rewards; however, the Fund’s past performance is not	Fund	25.01%	-0.79%	-1.39%
necessarily an indication of how the Fund will perform	S&P 500 Index	26.46%	0.42%	-0.95%
in the future. Additionally, these returns are calculated	Russell 1000® Index	28.43%	0.79%	0.49%
for the Dual Strategy Fund. They do not reflect insurance,
sales and administrative charges deducted by participating
separate accounts – including those charges would
reduce the Fund’s total returns for all periods.

Highest Quarterly Return:	23.38%, 2nd Quarter 2009	Lowest Quarterly Return:	-32.92%, 4th Quarter 2008

3

Investment Advisors and Portfolio Managers

American Fidelity Assurance Company is the Fund’s investment advisor, and the Fund’s current sub-advisors are Beck, Mack & Oliver LLC (“BM&O”), Quest Investment Management, Inc. (“Quest”), The Renaissance Group, LLC (“Renaissance”), and WEDGE Capital Management, LLP (“WEDGE”).  The following table contains information about the Sub-Advisors’ portfolio managers, who are primarily responsible for the day-to-day management of the Fund’s portfolio (each, a “Portfolio Manager”):

Sub-Advisor	Portfolio Manager	Title	Length of Service with Sub-Advisor

BM&O	Zachary Wydra	Partner/Portfolio Manager	5 years

Quest	Douglas P. Goebel, CFA E. Adrian Hamilton Cameron M. Johnson Monte L. Johnson Garth R. Nisbett, CFA Gregory G. Sherwood	Senior Vice President Vice President CEO Chairman Senior Vice President President	17 years 15 years 20 years 25 years 5 years 21 years

Renaissance	Michael E. Schroer	Managing Partner and Chief Investment Officer	25 years

WEDGE	Michael Gardner Andrei Bolshakov, CFA R. Michael James John Norman	Director of Research and General Partner Quantitative Analyst and General Partner Portfolio Manager and General Partner Portfolio Manager and General Partner	20 years 3 years 25 years 5 years

SEC Application for “Manager of Managers” Structure

The Fund currently employs a “multi-style, multi-manager” approach, which means that the Fund's investment advisor, American Fidelity Assurance Company ("AFA" or "the Advisor"), allocates portions of the Fund’s assets to different sub-advisors that have distinct investment styles.  Under this multi-style, multi-manager approach, if the Fund and the Advisor determine that a sub-advisor should be terminated and replaced, the Fund’s shareholders must first approve the new sub-advisor.

Using a different approach, called the “manager of managers” approach, would allow the Advisor, with the approval of the Fund’s Board of Directors but without shareholder approval, to (1) terminate the Fund’s sub-advisors, (2) hire new, unaffiliated sub-advisors, and (3) materially amend the terms of the Fund’s sub-advisory agreements.  This approach would give the Fund’s Board increased flexibility and would eliminate the expense associated with soliciting proxies and holding shareholders’ meetings to get shareholder approval of new, unaffiliated sub-advisors.

Before a fund and its advisor can adopt a “manager of managers” structure, the fund must (1) obtain shareholder approval, and (2) receive an exemptive order from the SEC.  The Dual Strategy Fund’s shareholders approved the manager of managers structure at a special shareholders meeting held on April 23, 2010, and the Fund had filed an application for the necessary exemptive order from the SEC.  Although the Fund has not yet received its exemptive order from the SEC, it anticipates receiving the exemptive order in the future.  Upon receipt of the exemptive order, (1) the Fund will begin operating under the “manager of managers” structure, (2) the Fund will no longer seek shareholder approval of new, unaffiliated sub-advisors, and (3) the Advisor will have ultimate responsibility (subject to oversight by the Fund’s Board) to oversee the sub-advisors and recommend their hiring, termination and replacement.

4

Purchase and Sale of Fund Shares

Only separate accounts of insurance companies may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity contract issued by a separate account or by participating in a contract available through your employer’s retirement plan.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest.

Tax Information

Because the Fund’s shareholders are the separate accounts of one or more insurance companies through which you purchased your variable annuity contract, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company.  Accordingly, no discussion is included about the federal personal income tax consequences to you, the policyholder.  For this information, you should consult the prospectus of the appropriate separate account and read the discussion of the federal income tax consequences to variable annuity contract owners.

Payments to Financial Intermediaries

American Fidelity Securities, Inc. (“AFS”) is the broker-dealer for the separate accounts that offer the Fund as an investment option.  The separate accounts pay a fee to AFS for its services as broker-dealer; however, the Fund does not pay a fee to AFS or the separate accounts.  The only fee payable from the Fund’s assets is the advisory fee of 0.50% that the Fund pays to its sponsoring insurance company, American Fidelity Assurance Company (“AFA”).

INVESTMENT GOALS AND STRATEGIES

General

Dual Strategy Fund’s primary investment goal is long-term growth of capital.  Its secondary investment goal is the production of income.  To pursue these goals, the Fund invests in a diversified portfolio of common stocks that may also include investments in American Depository Receipts, which represent shares of stock of foreign companies.  The Fund may take temporary defensive positions inconsistent with its investment goals in response to adverse market, economic or political conditions.  During these times, the Fund may not achieve its investment goals.

The Fund’s four sub-advisors manage the Fund’s securities portfolio.  Each sub-advisor has a different investment strategy, but the Fund deliberately selected two sub-advisors who are growth oriented and one sub-advisor who is value oriented.  Generally, the Fund’s assets are reallocated equally between the growth oriented and value oriented sub-advisors at the beginning of each year, and cash received by the Fund, less amounts used to pay withdrawals and expenses, is allocated equally between the growth oriented and value oriented sub-advisors throughout the year.  A description of the Fund’s policies and procedures with respect to the disclosure of the securities held by the Fund is available in the Fund’s Statement of Additional Information, which is available upon request.

Sub-Advisors’ Strategies

Beck, Mack & Oliver LLC

Beck, Mack & Oliver LLC (“BM&O”) will rely primarily on fundamental analysis of prospective companies to identify those that, in its judgment, are undervalued, financially strong and possess high quality assets and above average appreciation potential.  BM&O uses fundamental analysis to identify sectors, industries and companies that it believes are selling at a discount to our estimate of intrinsic value, measuring the anticipated appreciation potential of the companies’ securities against existing market prices.  BM&O aims to purchase portfolio securities at low price levels relative to earnings and valuations.  BM&O’s success has been the result of a highly disciplined process that has been employed since the founding of the firm.  The portfolio management team carefully analyzes and discusses each investment in a consensus-driven process.  This decision-making process incorporates more than 250 years of collective industry experience.  BM&O's goal is to create a portfolio of securities that provide diversification to mitigate risk and generate meaningful gains over time.  BM&O's intensive research effort help it identify stocks that it expects will perform well over a full market cycle.  Managing risk is fundamental to BM&O's investment approach and plays a key role in preserving capital in adverse market environments.

5

Quest Investment Management, Inc.

Quest Investment Management, Inc. (“Quest”) is a large capitalization growth-oriented manager which invests in the stocks of companies that generally have a market capitalization (the value of a company’s outstanding shares) higher than $1.5 billion and exhibit a history of growing earnings.  The primary objective is to provide clients with growth of capital.  Quest offers professional full-time, fee based, management of assets. Quest begins the investment process by determining sector and industry weightings as well as individual stock selection with an unbiased evaluation of sector, industry, and stock strength. Quest utilizes a multi-component screening process to examine technical, fundamental and valuation metrics for the eligible universe of stocks. The first level of screening determines the investment health of the economic sectors and industries. This screen will help to determine the sector weights of the portfolio and will generate an initial list of attractive stocks. The next level of screening narrows the list of stocks to a shorter list. Here, potential stock investments are evaluated on earnings fundamentals, technical analysis, and valuation measures using a proprietary scoring system. The final screen pinpoints the optimal time to buy the stock factoring in technical chart analysis.

The Renaissance Group, LLC

The Renaissance Group, LLC (“Renaissance”) focuses on stocks that have and are expected to continue experiencing above average earnings growth.  Renaissance renders continuous investment management services in a discretionary manner based on financial models developed by Renaissance.  Renaissance currently offers various investment strategies, each of which may be customized to meet a client’s specific objectives or constraints.  The buy discipline follows three distinct steps:  (1) An analysis of the profitability and financial strength of a company; (2) Scoring and ranking of other factors; and (3) Our overall assessment of the company and their opportunities for growth.  The sell discipline is a function of the quantitative scoring and ranking process.  Any security falling below the 40th percentile is sold in favor of a more highly ranked security chosen from the top 20th percentile of the strategy’s universe.

WEDGE Capital Management LLP

WEDGE Capital Management LLP (“WEDGE”) employs a series of models to analyze the largest 1,000 companies traded in the U.S. and identify undervalued stocks that are beginning to show visible signs of life.  The models derive from the firm’s extensive experience as an investment manager, a wide range of academic and industry findings, and intensive testing prior to their implementation.  By using models, the decisions to buy, hold or sell stocks is unemotional in nature.  WEDGE employs unique factors to each sector, recognizing that the factors that are most productive in selecting undervalued stocks vary from one sector to another.  All buy, hold and sell decisions determined by the model are reviewed by WEDGE’s analytical staff with a primary focus on the accuracy of the data and any current developments that might alter the quantitative analysis.  WEDGE will not, however, over-ride the model with subjective judgment.

PRINCIPAL RISKS OF INVESTMENT

Although stocks have a history of long-term growth, they fluctuate in price.  Prices go up or down based on changes in a company’s financial condition and results of operations as well as factors related to the economy; such fluctuations can be pronounced.  Changes in the value of the Fund’s investments will result in changes in the value of the Fund’s shares, thus affecting the Fund’s total return to investors.  You could lose money directing your variable annuity contract payments to the Fund.

Dual Strategy and Market Cycles.  Different types of stocks (such as growth stocks and value stocks) may shift in and out of favor depending on market and economic conditions.  As a result, the performance of the growth-stock portion of the Fund’s portfolio may be higher or lower than the value-stock portion of the Fund’s portfolio and vice versa.  The Fund’s dual strategy may potentially limit the downside risk of the Fund, but it may also produce more modest gains over the long run than a single investment strategy would.

Growth Stocks.  There is a risk that a stock selected for its growth potential will not perform as expected and its price will decline or will not increase.

Value Stocks.  A value stock may never reach what the value sub-advisors believe is its full value, or it may not have been undervalued when purchased.  Large company value stocks tend to be less volatile than smaller cap stocks because large companies often have the resources to withstand adverse conditions; however, they may also be slower to react to change.

Foreign Investing.  The Fund invests in foreign securities solely through the purchase of American Depository Receipts, other depository receipts or ordinary shares only if the shares are U.S. Dollar denominated and publicly traded within the United States.  American Depository Receipts generally are securities issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded in the U.S. markets.  Investing in foreign securities poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, limits on foreign ownership, and less stringent accounting, reporting and disclosure requirements.  In the past, equity securities of foreign markets have had more frequent and larger price changes than those of U.S. markets.  The Fund typically restricts its foreign investments to large foreign companies, reducing somewhat the general risks of foreign investing.

6

PORTFOLIO MANAGEMENT

American Fidelity Assurance Company, 2000 N. Classen Boulevard, Oklahoma City, OK 73106, is the Fund’s investment advisor. American Fidelity Assurance Company is an Oklahoma stock life insurance company and is registered as an investment advisor under the Investment Advisers Act of 1940.  American Fidelity Assurance Company was the investment advisor of the Fund’s predecessor from 1968 through 1998.

American Fidelity Assurance Company is responsible for running all of the operations of the Fund, except for those subcontracted to the Fund’s sub-advisors, custodian and pricing service.  Pursuant to an investment advisory agreement, the Fund pays American Fidelity Assurance Company a management and investment advisory fee of 0.50% (on an annual basis) of the average daily net assets of the Fund.  The fee is payable monthly.

American Fidelity Assurance Company has engaged sub-advisors to manage the Fund’s investment portfolio and pays the related sub-advisory fees.  The Fund’s sub-advisors make the day-to-day decisions to buy and sell securities for the Fund.  Each sub-advisor manages a portion of the Fund’s portfolio using its own investment strategy to achieve the Fund’s investment goals.

The Fund’s board of directors reviews and must approve annually the investment advisory agreement with the Fund’s investment advisor and the sub-advisory agreements with the sub-advisors.  The Fund’s annual report to shareholders for the period ending December 31, 2009 provides additional information regarding the basis for the Fund’s board of directors approving the investment advisory agreement with American Fidelity Assurance Company and the sub-advisory agreements with the sub-advisors.

Beck Mack & Oliver LLC, 360 Madison Avenue, New York, New York 10017, is an independently operated investment management firm established in 1931.  The firm manages approx. $3.5 billion in assets for individuals, trusts, endowments, foundations, and corporate pension plans.  BM&O is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940.  Mr. Zachary Wydra, Partner/Portfolio Manager, is primarily responsible for day-to-day management of the portion of the Fund’s allocated to BM&O.  Mr. Wydra has over 12 years of investment experience, has served as a portfolio manager since 2005, and was admitted to BM&O’s partnership in 2007.  Prior to joining BM&O, Mr. Wydra served as an analyst at Water Street Capital and as an associate at Graham Partners, a private equity firm.  Mr. Wydra is a 1994 graduate of Brown University, earned an M.A. from Columbia University in 1995 and an M.B.A. from the University of Pennsylvania in 2003.  The Fund’s Statement of Additional Information provides additional information about Beck, Mack & Oliver’s compensation structure, other accounts managed by BM&O, and BM&O’s ownership, if any, of securities in the Fund.

Quest Investment Management, Inc., One SW Columbia, Suite 1100, Portland, Oregon 97258, is an independently operated investment management firm started in 1985.  Quest has been a sub-advisor to the Fund since May 2006.  Quest provides management services to investment companies, pension funds, endowments, foundations, and corporations.  Fund assets are managed by the Investment Committee.  The Investment Committee consists of Monte L. Johnson, Cameron M. Johnson, Gregory G. Sherwood, E. Adrian Hamilton, Garth R. Nisbet, CFA, and Douglas P. Goebel, CFA.  Mr. Sherwood will be the primary contact for the Fund.  Mr. M. Johnson is the founder of Quest and has 40 years of experience.  Mr. C. Johnson is Chief Executive Officer and has been with Quest for 20 years.  Mr. Sherwood is President and has been with Quest for 21 years.  Mr. Hamilton is Vice President and has been with Quest for 15 years.  Mr. Nisbet is Senior Vice President and has been with Quest for 5 years.  Prior to joining Quest, Mr. Nisbet was employed by Columbia Management as a senior vice president; he also served as Crabbe Huson Group’s chief investment officer from 1999 to 2003.  Mr. Goebel is Senior Vice President and has been with Quest 17 years. The Fund’s Statement of Additional Information provides additional information about Quest’s compensation structure, other accounts managed by Quest, and Quest’s ownership, if any, of securities in the Fund.

The Renaissance Group, LLC, The Baldwin Center, Suite 1200, 625 Eden Park Drive, Cincinnati, Ohio 45202, is an independently operated investment management firm that provides management services to individuals, investment companies, pension funds, charitable organizations, corporations, and government entities.  Renaissance has been a sub-advisor to the Fund since 2005.  Michael E. Schroer, Managing Partner and Chief Investment Officer of Renaissance, is primarily responsible for day-to-day management of the portion of the Fund portfolio managed by Renaissance.  Mr. Schroer has 27 years of investment experience and has been with Renaissance since 1984.  Mr. Schroer supervises the management and direction of Renaissance’s investment research efforts as well as determining overall portfolio strategy.  Mr. Schroer is a 1980 graduate of the University of Cincinnati and earned a Master’s degree from the Indiana Graduate School of Business in 1982.  He was also awarded a Chartered Financial Analyst designation in 1985. The Fund’s Statement of Additional Information provides additional information about Renaissance’s compensation structure, other accounts managed by Renaissance, and Renaissance’s ownership, if any, of securities in the Fund.

7

WEDGE Capital Management LLP, 301 South College Street, Suite 2920, Charlotte, North Carolina 28202-6002, is an independently operated investment management firm that provides management services to investment companies, pension funds, charitable organizations, corporations, and government entities.  WEDGE has been a sub-advisor to the Fund since 2005.  WEDGE applies a team approach to the management of the Fund, relying both on quantitative models as well as investment professional input.  R. Michael James, John Norman, Michael Gardner and Andrei Bolshakov, CFA, are the team members principally responsible for supervising Fund assets.  Mr. James is a founding member of WEDGE and has 36 years of investment experience.  Mr. James is a graduate of Louisiana State University’s School of Banking of the South and received his Bachelor of Arts degree from Wofford College.  John Norman joined WEDGE in 2004 and has 18 years of investment experience.  Mr. Norman received his Bachelor of Business Administration – Finance from The College of William and Mary.  Michael Gardner, who has been with WEDGE for 20 years, is the principal developer of WEDGE’s  quantitative investment strategy and has 33 years of investment experience.  Mr. Gardner received his Bachelor of Arts degree in Mathematics from State University of New York at Binghamton and his Master of Business Administration in Finance from the University of Chicago.  Andrei Bolshakov, CFA, who has been with WEDGE since 2006, is responsible for quantitative research and has 12 years of investment experience.  Mr. Bolshakov completed a three-year program of studies at Moscow Institute of Physics and Mathematics, earned a Masters in International Business at the Ural State University of Economics, as well as a Masters of Business Administration at the Darla Moore School of Business and the University of South Carolina, and received a PhD-level degree in Economics and Mathematical Modeling from the Russian Academy of Science.  The Fund’s Statement of Additional Information provides additional information about WEDGE’s compensation structure, other accounts managed by WEDGE, and WEDGE’s ownership, if any, of securities in the Fund.

Sub-Advisory Fees

The Fund’s investment advisor, American Fidelity Assurance Company, pays the sub-advisory fees on behalf of the Fund.  All fees are on an annual basis and are a percentage of the value of the Fund’s assets managed by each sub-advisor.  Pursuant to their respective sub-advisory agreements:

•	BM&O receives 0.45% of the first $25,000,000 of the Fund’s assets under its management and 0.40% of assets in excess of $25,000,000.

•	Quest receives 0.425% of the first $100,000,000 of the Fund’s assets under its management and 0.30% of the value of the Fund’s assets under its management in excess of $100,000,000;

•	Renaissance receives 0.48% of the value of the Fund’s assets under its management; and

•
WEDGE receives 0.50% of the first $25,000,000 of the Fund’s assets under its management, 0.40% of the value of the Fund’s assets under its management between $25,000,000 and $100,000,000, and 0.30% of the value of the Fund’s assets under its management in excess of $100,000,000.

Todd Investment Advisors, Inc. (“Todd”) served as a sub-advisor to the Fund and its predecessor from 1995 to April 15, 2009.  Pursuant to its sub-advisory agreement, Todd received 0.38% of the first $100,000,000 of the Fund’s assets under its management and 0.30% of the value of the Fund’s assets under its management in excess of $100,000,000.   The Fund retained BM&O to replace Todd, effective April 30, 2010.  Prior to that date, the portion of the Fund’s portfolio previously managed by Todd was managed by WEDGE.

The aggregate fees paid to the sub-advisors by American Fidelity Assurance Company in 2009 in connection with the sub-advisors’ services to the Fund was $579,480 .  The Fund’s annual report to shareholders for the period ending December 31, 2009 provides additional information regarding the basis for the board of directors approving the sub-advisory agreements.

8

FUND OPERATIONS

Buying and Selling Shares

You cannot buy shares of the Dual Strategy Fund directly.  You may invest indirectly in the Fund by purchasing a variable annuity contract or by participating in a variable annuity contract offered through your employer’s retirement plan.  The variable annuity contracts that offer the Dual Strategy Fund as an investment option are issued by insurance company separate accounts, which buy the Fund’s shares based on the investment instructions from participants in the variable annuities.

To meet various obligations under the variable annuity contracts, the separate accounts may sell the Fund’s shares to generate cash.  For example, a separate account may sell the Fund’s shares and use the proceeds to pay a contract owner or participant who has requested a partial withdrawal or cancelled a contract.

Redemption of Shares

Generally, the Dual Strategy Fund will redeem its shares in cash on the next business day after receiving a request for redemption from an insurance company separate account.  The Fund may, however, suspend redemption and delay the redemption payment date for any period during which (1) the New York Stock Exchange is closed, other than customary weekends or holidays, (2) trading on the New York Stock Exchange is restricted by the SEC, (3) the SEC has determined that an emergency exists and, as a result, it is not reasonably practical for the Fund to dispose of securities or fairly determine the value of its net assets, or (4) the SEC issues an order permitting suspension or delay for the protection of shareholders.  The date on which you receive payment for any shares redeemed may depend on the redemption policy of the separate account that issued your variable annuity contract.

Pricing Shares

The price of the Fund’s shares is based on net asset value.  The Fund’s net asset value is determined once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m., Eastern Time.  The Fund will not value its portfolio securities on the days on which the New York Stock Exchange is closed for trading or on days that American Fidelity Assurance Company is closed.  The days on which American Fidelity Assurance Company is closed when the New York Stock Exchange is open are (1) the Friday after Thanksgiving, and (2) days on which an emergency exists, as determined by the SEC, that disables American Fidelity’s operations.

The Fund calculates its net asset value per share by dividing the total value of its net assets by the number of its shares outstanding.  A person who deposits money with an investing separate account before 4:00 p.m., Eastern Time, on a regular trading day will pay that day’s net asset value per share for the investment in the Dual Strategy Fund.

The Fund’s investments are valued based on market value quotations, when available.  Investments in corporate stocks are valued by Interactive Data Services.  Securities for which quotations are not available from Interactive Data Services are valued at the quotation obtained from Bloomberg LP.  In the unlikely event that market quotations are not readily available from either of these sources on a day on which the New York Stock Exchange and American Fidelity Assurance Company are open for business, one or more of the Fund’s officers will consult with the Fund’s investment advisor and sub-advisors to determine an estimated fair value of the security, which good faith determination will be approved by the Fund’s board of directors.  This process is called “fair value pricing.”  Short-term debt securities having remaining maturities of less than one year are valued by the amortized cost method, which approximates market value.

Because the Fund (1) invests solely in securities that are listed on a domestic exchange and frequently traded, and (2) calculates its NAV as of the time the exchange typically closes, it will not be necessary for the Fund to rely on fair value pricing unless a significant event has occurred.  Instances that might require the Fund to use fair value pricing include events, such as trading in a particular portfolio security halting during the day and not resuming prior to the Fund’s NAV calculation.  In the unusual event that the Fund engages in fair value pricing, the effect will be to eliminate certain unfair opportunities that may be available to market timers when existing market quotations for one or more portfolio securities are not reliable as the result of extraordinary circumstances that have impacted the market, but to which the market has not had the opportunity to adjust itself through the ordinary course.

9

FREQUENT PURCHASES AND REDEMPTIONS

Market timing policies are designed to address the excessive short-term trading of investment company securities that may be harmful to the long-term shareholders.  Because the Dual Strategy Fund’s shares are sold only through variable annuity contracts issued by insurance company separate accounts, the Fund is dependent on the separate accounts for policies that relate to frequent purchases and redemptions.  The Fund’s Board of Directors has adopted the separate accounts’ policies and procedures on behalf of the Fund.  As part of the Fund’s disclosure controls and procedures, each of the separate accounts will certify annually to the Fund that the separate account is in compliance with its policies and procedures.  The Fund does not have any arrangements with any person or entity to permit frequent purchases and redemptions of the Fund’s shares, and it does not foresee circumstances in which it would elect to accommodate frequent purchases and redemptions of its shares by its shareholders.

Although market timing techniques, such as frequent purchases and redemptions, are generally not illegal, the Fund is aware that successful market timers may, in some circumstances, make profits at the expense of passive shareholders who engage in various long-term or passive investment strategies.  For example, participants may attempt to use market timing strategies in connection with a separate account that includes a cash annuity account option by switching back and forth between the cash annuity account and the other available variable options.  Frequent purchases and redemptions by shareholders pose certain risks to the Fund’s other shareholders.  Market timing can make it difficult for the Fund to manage its portfolio investments.  Frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs and affect performance.

The separate accounts that offer the Dual Strategy Fund as an investment option have adopted some or all of the following restrictions to deter frequent purchases and redemptions:

•  Limit the number of free transfers.
•  Assess transfer fees and withdrawal fees.
•  Restrict a participant’s ability to invest in certain investment options.
•	Reserve the right to end, suspend or change a participant’s ability to transfer assets between investment options (where allowed by state law).

Additionally, the separate accounts each have a policy against accepting telephone transactions, thus diminishing participants’ ability to use market timing strategies.  The separate accounts also require personnel to maintain a record of all orders received between 2:45 p.m. and 3:00 p.m. Central Time pursuant to individual wire transfer contributions, walk-in withdrawals and transfer requests received by electronic means.  This record is reviewed monthly and any suspicious patterns are reported and subjected to additional review.

The Fund’s Board of Directors may inspect/audit the separate accounts’ policies and procedures regarding market timing at any time without warning.  Pursuant to its participation agreements with the separate accounts, the Fund’s Board of Directors may refuse to sell shares of the Fund to a person and may suspend or terminate the offering of shares if such action is, in the sole discretion of the Board of Directors, necessary in the best interests of the shareholders of the Fund.  Relying on this discretionary authority, the Fund’s Board may cause the Fund to reject, limit, delay or impose other conditions on exchanges or purchases; it also may close or otherwise limit a shareholder’s account based on a history of frequent purchases and redemptions of the Fund’s shares.  Although the Board may exercise its discretion on a case-by-case basis, the Fund anticipates applying its policies regarding frequent purchases and redemptions uniformly in all cases, absent exceptional circumstances, including uniform application to trades that occur through omnibus accounts at any intermediaries.  Because the Fund’s investment advisor also is the depositor of the separate accounts that currently offer the Fund as an investment option, communication between the Fund and the separate accounts is on-going, making it easier for the Fund and the separate accounts to coordinate with one another to monitor market timing.

10

DISTRIBUTIONS AND TAXES

Dividends and Oth er Distributions

The Dual Strategy Fund intends to distribute substantially all of its net investment income and capital gains to American Fidelity Assurance Company through American Fidelity Assurance Company’s separate accounts, the Fund’s only shareholders of record.  The Fund pays dividends annually and reinvests the proceeds in additional shares of the Fund at net asset value per share.  Distributions of any net realized capital gains are made at least annually.

Tax Information

Since the Fund’s shareholders are the separate accounts, which act through the insurance company that issued your variable annuity contract, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company.  Accordingly, no discussion is included as to the federal personal income tax consequences to you, the policyholder.  For this information, you should consult the prospectus of the separate account and read the discussion of the federal income tax consequences to variable annuity contract owners.

LEGAL PROCEEDINGS

Neither the Fund nor its investment advisor, sub-advisors or underwriter is a party to any material pending legal proceedings that are likely to have a material adverse effect on the Fund or the ability of the advisor, sub-advisor or underwriter to perform in accordance with its agreement with the Fund.

11

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund for the past five years.  Certain information reflects financial results for a single accumulation unit of the Fund.  Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.  Total return and ratio of expenses for the Fund include only the Fund’s management fee.  This information does not reflect insurance contract charges and expenses that may be incurred at the separate account level.  The total return would be lower if the separate account charges were reflected in the financial highlights.

The information provided below and the 2009 financial statements of Dual Strategy Fund have been audited by KPMG LLP.  The 2009 financial statements are included in the Fund’s Statement of Additional Information, accompanied by KPMG’s report.  The Fund’s Statement of Additional Information is available upon request.

12

Dual Strategy Fund Years Ended December 31, 2009
	2009	2008	2007	2006	2005
Per Share Data (1):
Net investment income	$1.76	(4.74)	1.11	1.02	0.37
Distributions – investment income	(0.13)	(0.16)	(0.15)	(0.13)	(0.13)
Distributions – capital gains	0.00	(0.27)	0.00	0.00	0.00
Net increase (decrease) in net asset unit value	1.63	(5.17)	0.96	0.89	0.24
Net asset unit value, beginning of period	7.04	12.21	11.25	10.36	10.12

Net asset unit value, end of period	8.67	7.04	12.21	11.25	10.36
Net assets outstanding, end of period	$147,268,249	119,218,457	202,281,876	195,582,804	202,228,777

Ratios:
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.46%	1.39%	1.28%	1.24%	1.15%
Portfolio turnover rate	135.04%	84.35%	67.69%	95.38%	117.47%
Total return (2)	25.01%	(38.60%)	9.90%	9.89%	3.66%

(1) Per share calculations were performed using the average shares outstanding method.
(2) Total return figures do not reflect charges pursuant to the terms of the variable annuity contracts funded by separate accounts that invest in the Fund’s shares

See accompanying notes to financial statements.

13

FOR MORE INFORMATION

By telephone Call: 1.800.662.1106
By E-mail Send your request to:
va.help@af-group.com
On the Internet: Although the Fund does not maintain an internet website, important Fund documents, including the Fund’s Statement of Additional Information and its annual and semi-annual reports to shareholders, can be viewed online or downloaded from the SEC’s web site: http://www.sec.gov

By mail Write to: American Fidelity Dual Strategy Fund, Inc.® P. O. Box 25520 Oklahoma City, OK 73125-0520

Additional information about the Fund is available, free upon request by contacting us, as set forth above.  Upon request, we will provide the following:

Annual/Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  The Fund’s annual report to shareholders includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information

The Statement of Additional Information provides more details about the Dual Strategy Fund and its policies.  A current Statement of Additional Information is on file with the SEC and is incorporated by reference into this prospectus.

You may also obtain information about the Fund, including the Statement of Additional Information, by visiting the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by sending your request to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by electronic request to publicinfo@sec.gov.

SEC file number: 811-08873
American Fidelity Dual Strategy Fund, Inc.®

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Introduction	1
Investment goals and policies	1
Management	4
Investment advisory services	6
Governance policies	13
The Fund’s portfolio	14
Capital stock	16
Federal tax matters	16
Service providers	19
Financial statements	19
Sub-advisors’ proxy voting policies:

          Appendix A – Beck, Mack & Oliver LLC
           Appendix B – Quest Investment Management, Inc.
          Appendix C – The Renaissance Group LLC (d/b/a Renaissance Investment Management)
          Appendix D – WEDGE Capital Management LLP

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.®
STATEMENT OF ADDITIONAL INFORMATION

May 1, 2010

This Statement of Additional Information is not a prospectus, but it relates to the prospectus of American Fidelity Dual Strategy Fund, Inc.® dated May 1, 2010. You may get a free copy of the prospectus or Dual Strategy Fund’s most recent annual and semi-annual reports by contacting Dual Strategy Fund by mail, telephone or e-mail.

write to us at:	call us at:	e-mail us at:
P.O. Box 25520 Oklahoma City, OK 73125-0520	1.800.662.1106	va.help@af-group.com

           Appendix A – Beck, Mack & Oliver LLC

           Appendix B – Quest Investment Management, Inc.

           Appendix C – The Renaissance Group LLC (d/b/a Renaissance Investment Management)

           Appendix D – WEDGE Capital Management LLP

INTRODUCTION

American Fidelity Dual Strategy Fund, Inc.® ("Dual Strategy Fund" or "the Fund") is an open-end, diversified, management investment company established as a Maryland corporation on March 18, 1998.  Dual Strategy Fund is the successor to American Fidelity Variable Annuity Fund A, which was a separate account of American Fidelity Assurance Company that managed its own investment portfolio.  The original inception date for Variable Annuity Fund A was January 1, 1970.  Variable Annuity Fund A was converted from a management investment company into a unit investment trust identified as “Separate Account A.”   Separate Account A became effective January 1, 1999, and the assets of Variable Annuity Fund A were transferred intact to Dual Strategy Fund in exchange for shares of Dual Strategy Fund.

Shares of Dual Strategy Fund are offered only to investment company separate accounts established by insurance companies to fund variable annuity contracts.

American Fidelity Assurance Company serves as Dual Strategy Fund’s investment advisor.  American Fidelity Assurance Company has engaged Beck, Mack & Oliver LLC, Quest Investment Management, Inc., The Renaissance Group LLC, and WEDGE Capital Management LLP to serve as sub-advisors to Dual Strategy Fund and provide day-to-day portfolio management for Dual Strategy Fund.

INVESTMENT GOALS AND POLICIES

Investment Goals

Dual Strategy Fund’s primary investment goal is long-term capital growth.  Its secondary investment goal is the production of income.

Fund Policies

Fundamental Investment Policies

Dual Strategy Fund has adopted the fundamental investment policies listed below.  These policies cannot be changed without approval by the holders of a “majority of the outstanding voting securities” of Dual Strategy Fund.  A “majority of the outstanding voting securities” under the Investment Company Act of 1940, means the lesser of (i) 67% or more of the outstanding voting securities of Dual Strategy Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of Dual Strategy Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of Dual Strategy Fund.

(1)         Dual Strategy Fund will not invest more than 5% of the value of its assets in securities of any one issuer, except obligations of the U.S. Government and instrumentalities thereof.

(2)         Dual Strategy Fund will not acquire more than 10% of the voting securities of any one issuer.

(3)         Dual Strategy Fund will not invest more than 25% of the value of its assets in any one industry.

(4)         Dual Strategy Fund will not borrow any money except that it reserves the right to borrow from banks for emergency purposes, provided that such borrowings do not exceed 5% of the value of its assets and that there always will be asset coverage of at least 300% for all outstanding borrowings of Dual Strategy Fund.

(5)         Dual Strategy Fund will not act as an underwriter of securities of other issuers, except to the extent that Dual Strategy Fund might be construed to be a statutory underwriter by virtue of its investment in restricted securities.

(6)         Dual Strategy Fund will not invest more than 10% of the value of its assets in real estate (including shares of real estate investment trusts), securities for which there is no established market, or securities (including bonds, notes or other evidences of indebtedness) which are not readily marketable without registration under federal or state securities laws.

(7)         Dual Strategy Fund will not effect the purchase of commodities or commodity contracts.

(8)         Dual Strategy Fund will not engage in the purchase or sale of puts, calls or other options or in writing such options.

(9)         Dual Strategy Fund will not make any loans except through the acquisition of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors, whether or not publicly distributed.

(10)         Dual Strategy Fund will not invest in the securities of a company for the purpose of exercising management or control.

(11)         Although it is not intended that investments be made in securities of other investment companies, Dual Strategy Fund may make investments in money market funds up to a maximum of 10% of its assets, provided that not more than 3% of the total outstanding voting stock of any one investment company may be held.

(12)         Dual Strategy Fund will only invest in repurchase agreements in the top thirty-five U.S. banks, by deposits, that are rated at least “B/C” by Keefe, Bruyette, Woods, a national bank rating agency, or a comparable rating from a similar bank rating service.  Additionally, there must be an appropriate amount of excess collateralization depending upon the length of the agreement, to protect against downward market fluctuation and Dual Strategy Fund must take delivery of the collateral.  The market value of the securities held as collateral will be valued daily. In the event the market value of the collateral falls below the repurchase price, the bank issuing the repurchase agreement will be required to provide additional collateral sufficient to cover the repurchase price.

(13)         Dual Strategy Fund will not effect the short sales of securities.

(14)         Dual Strategy Fund will not make purchases on margin, except for such short-term credits as are necessary for the clearance of transactions.

(15)         Dual Strategy Fund will not make investments in high-yield or non-investment grade bonds.

(16)         Dual Strategy Fund will limit its investments in the equity securities of foreign issuers to American Depository Receipts, other depository receipts or ordinary shares if U.S. dollar denominated and publicly traded in the United States.  Dual Strategy Fund will not invest more than 35% of its assets in foreign issuers.  In addition, Dual Strategy Fund will not invest more than 20% of its assets in issuers of any one foreign country.  If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the value of assets will not constitute a violation of that restriction.

Non-Fundamental Investment Policies

Dual Strategy Fund has also adopted the following non-fundamental investment policies.  These policies may be changed by the board of directors without shareholder approval.

(1)       Dual Strategy Fund should generally conform to the issuer guidelines noted below with exceptions noted at the time of recommendation and variances reviewed annually:

•	A minimum market capitalization of $1 billion at the time of purchase,
•	Audited financial statements for at least three years of operation, and
•	$50 million or more in stockholders’ equity.

(2)       Although Dual Strategy Fund does not intend to engage to a large extent in short-term trading, it may make investments for the purpose of seeking short-term capital appreciation.

(3)       Dual Strategy Fund will not invest in the securities of tobacco-producing companies.

Temporary Investments

A sub-advisor may determine that pursuing its investment strategy is inconsistent with the best interest of Dual Strategy Fund’s shareholders as a result of current market and economic conditions.  In this case, for temporary defensive purposes, Dual Strategy Fund may invest its assets in securities which are a direct obligation or guaranteed by the United States government and bonds, notes or other evidences of indebtedness, issued publicly or privately, of a type customarily purchased for investment by institutional investors.

MANAGEMENT

Directors and Officers

Information about each director and officer of Dual Strategy Fund is set forth below.  The Fund is not part of a fund complex, and the positions described in the “Positions(s) Held with Fund” column below pertain only to the Dual Strategy Fund.  The Fund’s Board of Directors is responsible for overseeing the management of Dual Strategy Fund, including establishing and supervising Dual Strategy Fund’s investment goals and policies, reviewing and approving Dual Strategy Fund’s contracts and other arrangements, and monitoring Dual Strategy Fund’s performance and operations.  The officers of Dual Strategy Fund supervise daily business operations.

Name, Address and Age (1)	Position(s) Held with Fund; Length of Time Served	Principal Occupation(s) During Past 5 Years; Position(s) with Affiliates; Other Directorships
Officers and Interested Directors (2)

Robert D. Brearton, 60 2000 N. Classen Boulevard Oklahoma City, OK 73106	Executive Vice President and Principal Financial Officer – Since May 2006	Executive Vice President, Chief Financial Officer and Treasurer, American Fidelity Corporation; Executive Vice President, Chief Financial Officer and Treasurer, American Fidelity Assurance Company

David R. Carpenter, 59 2000 N. Classen Boulevard Oklahoma City, OK 73106	Chairman, President (Principal Executive Officer), Secretary, and Director – Since May 2006; Executive Vice President and Principal Financial Officer – February 2003 through May 2006
Executive Vice President, American Fidelity Corporation; President and Chief Operations Officer, American Fidelity Assurance Company; Chairman and Chief Executive Officer, American Fidelity Securities, Inc.

Stephen P. Garrett, 65 2000 N. Classen Boulevard Oklahoma City, OK 73106	Chief Compliance Officer – Since September 1, 2004; General Counsel – Since June 2, 2004	Senior Vice President, General Counsel and Secretary, American Fidelity Corporation; Senior Vice President, General Counsel and Secretary, American Fidelity Assurance Company

Christopher T. Kenney, 41 2000 N. Classen Boulevard Oklahoma City, OK 73106	Assistant Compliance Officer – Since February 2008	Vice President and Chief Compliance Officer, American Fidelity Assurance Company; Vice President, Chief Compliance Officer and Secretary, American Fidelity Securities, Inc.

Independent Directors

Jo Ann Dickey, 69 12346A N. May, #245 Oklahoma City, OK 73120	Director – Since October 2006(4)	Retired Senior Vice President – Internal Audit, American Fidelity Corporation

Mark H. McCubbin, 53 5310 N.W. 5th Street Oklahoma City, OK 73127	Director – Since March 2007	Chief Executive Officer, McCubbin Hosiery, LLC

G. Rainey Williams, Jr., 49 6301 N. Western Suite 200 Oklahoma City, OK 73118	Director –Since March 1998(3)(4)	President and Chief Operating Officer, Marco Holding Corporation; Director, BancFirst Corporation

(1) As of December 31, 2009.
(2) “Interested person” of Dual Strategy Fund under Section 2(a)(19) of the Investment Company Act of 1940 due to position as officer of the Fund.
(3) Officer and/or member of Dual Strategy Fund Board of Directors since the Fund’s establishment in March 1998; previously officer and/or member of Board of Managers of Variable Annuity Fund A, the Fund’s predecessor.

(4) Pursuant to Dual Strategy Fund’s Bylaws and the General Corporation Law of Maryland, the Fund’s directors may serve without re-election until a majority of the Board’s members serve by appointment, or otherwise are not elected by the Fund’s shareholders.

Dual Strategy Fund’s Board of Directors has established an audit committee to consider and recommend independent auditors, review significant accounting policies and annual financial statements, and review and make recommendations regarding internal controls and financial reporting practices.  The audit committee members are Jo Ann Dickey, Mark H. McCubbin and G. Rainey Williams, Jr.   The committee met two times in 2009.

No officer or director of Dual Strategy Fund or American Fidelity Assurance Company receives any remuneration from Dual Strategy Fund.  Members of Dual Strategy Fund’s Board of Directors who are not employees of American Fidelity Assurance Company receive a $6,000 annual retainer and also receive a fee of $750 for each board meeting and compliance meeting attended.  Members of the Audit Committee also receive $750 for each audit committee meeting attended.

Control Persons

A shareholder that owns more than 25% of Dual Strategy Fund’s voting securities (shares) may be deemed to be a “control person,” as defined in the Investment Company Act of 1940, of Dual Strategy Fund.  A shareholder that owns more than 5% of Dual Strategy Fund’s shares may be deemed to be a “principal holder,” as defined in the Investment Company Act.  American Fidelity Separate Account A, American Fidelity Separate Account B and American Fidelity Separate Account C are the only shareholders of record of Dual Strategy Fund.

None of the Dual Strategy Fund’s shares were beneficially owned by the officers and directors of the Fund as of April 15, 2010.

INVESTMENT ADVISORY SERVICES

The following information supplements and should be read in conjunction with the section in Dual Strategy Fund’s prospectus captioned “The Fund’s Advisors.”

Investment Advisor

General

American Fidelity Assurance Company (“AFA”) provides management services and serves as the investment advisor to Dual Strategy Fund pursuant to an Amended and Restated Management and Investment Advisory Agreement (the "Advisory Agreement").  Under the Advisory Agreement, AFA assumes overall responsibility, subject to the supervision of the Fund’s Board of Directors, for administering all operations of Dual Strategy Fund, including monitoring and evaluating the management of Dual Strategy Fund’s portfolio by the sub-advisors on an ongoing basis.  AFA provides or arranges for the provision of the overall business management and administrative services necessary for Dual Strategy Fund’s operations. AFA is also responsible for overseeing Dual Strategy Fund’s compliance with the requirements of applicable law and conformity with Dual Strategy Fund’s investment goals and policies, including oversight of the sub-advisors.

Fees

For its services to Dual Strategy Fund, AFA receives a management and investment advisory fee of 0.50% (on an annual basis) of the average daily net assets of Dual Strategy Fund.  AFA received the fees set forth below during the last three years in connection with the advisory services it provided to the Fund.  Asset Services Company, L.L.C. and InvesTrust, N.A., each of which is an AFA affiliate, received the fees set forth below in connection with services they provide to the Fund during the last three years.  AFA paid 100% of the Asset Services and InvesTrust fees.

	2009	2008	2007
American Fidelity Assurance Company:	$630,206	$826,065	$1,014,128
Asset Services:	$36,642	$53,614	$60,541
InvesTrust:	$57,797	$57,660	$52,449

AFA supplies or pays for occupancy and office rental, clerical and bookkeeping, accounting, stationery, supplies, the expenses of printing and distributing any prospectuses, reports or sales literature in connection with the sale of Dual Strategy Fund shares, salaries and other compensation of Dual Strategy Fund’s directors and officers, costs of shareholder reports and meetings, costs of any independent pricing service, the cost of any advertising, the sub-advisors’ fees, custodian fees, legal and auditing fees, registration and filing fees, and all ordinary expenses incurred in the ordinary course of business.

Termination

The Fund's Advisory Agreement is terminable without penalty, on 60 days’ notice, by Dual Strategy Fund’s Board of Directors or by the vote of the holders of a majority of Dual Strategy Fund’s shares.  AFA may not terminate the Advisory Agreement without the approval of a new investment advisory agreement by a majority of the outstanding voting securities of Dual Strategy Fund.  The Advisory Agreement will terminate automatically in the event of its “assignment,” as defined in the Investment Company Act of 1940.

Control of Investment Advisor

American Fidelity Corporation owns 100% of AFA.  American Fidelity Corporation is controlled by Cameron Enterprises A Limited Partnership, a family investment partnership.  William M. Cameron, an individual, and Lynda L. Cameron, an individual, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership.

Sub-Advisors

General

The Fund and AFA have contracted with Beck, Mack & Oliver LLC , Quest Investment Management, Inc., The Renaissance Group, LLC, and WEDGE Capital Management LLP to serve as sub-advisors and provide day-to-day portfolio investment management services to Dual Strategy Fund.

Fees

AFA pays the sub-advisory fees on behalf of the Fund.  All fees are on an annual basis and are a percentage of the value of the Fund’s assets managed by each sub-advisor.  Pursuant to their respective sub-advisory agreements:

•	BM&O receives 0.45% of the first $25,000,000 of the Fund’s assets under its management and 0.40% of assets in excess of $25,000,000.

•	Quest receives 0.425% of the first $100,000,000 of the Fund’s assets under its management and 0.30% of the value of the Fund’s assets under its management in excess of $100,000,000;

•	Renaissance receives 0.48% of the value of the Fund’s assets under its management; and

•
WEDGE receives 0.50% of the first $25,000,000 of the Fund’s assets under its management, 0.40% of the value of the Fund’s assets under its management between $25,000,000 and $100,000,000, and 0.30% of the value of the Fund’s assets under its management in excess of $100,000,000.

Renaissance and WEDGE have served as sub-advisors since October 2005, and Quest has served as a sub-advisor since May 1, 2006.  Todd Investment Advisors, Inc. (“Todd”) served as a sub-advisor of the Fund (and its predecessor) from 1995 to April 15, 2009.  Todd received 0.38% of the first $100,000,000 of the Fund’s assets under its management and 0.30% of the value of the Fund’s assets under its management in excess of $100,000,000.   The Fund terminated its sub-advisory agreement with Todd on April 15, 2009, and the Fund’s assets that were managed by Todd prior to the termination of its sub-advisory agreement were managed by WEDGE until April 30, 2010, the effective date of the BM&O Sub-Advisory Agreement.  American Fidelity Assurance Company paid the sub-advisors the following fees in connection with the sub-advisors’ services to the Fund during the last three years:

	2009	2008	2007
Quest	$143,170	$161,499	$223,407
Renaissance	$154,073	$193,620	$244,945
Todd	$29,263	$156,014	$188,517
WEDGE	$252,974	$179,943	$226,684

Board Approval

The Fund’s annual report to shareholders for the period ending December 31, 2009 provides additional information regarding the basis for the board of directors approving the sub-advisory agreements.

Termination

The sub-advisory agreements will remain in effect from year to year provided such continuance is approved at least annually by Dual Strategy Fund’s Board of Directors, including a majority of the members of the Board of Directors who are not interested persons, by vote cast in person at a meeting called for the purpose of voting on such approval.  The agreements are terminable without penalty, on 30 days notice, by AFA, Dual Strategy Fund’s Board of Directors, or by the vote of the holders of a majority of Dual Strategy Fund’s shares or, upon 30 days notice, by the sub-advisor. Each sub-advisor’s agreement will terminate automatically in the event of its “assignment,” as defined in the Investment Company Act of 1940.

BM&O

Control of BM&O

BM&O is owned by current employees of the company. Robert C. Beck has complete ownership control of BM&O.

BM&O Portfolio Managers for the Fund

Zachary Wydra, Portfolio Manager, has over 12 years of experience in the investment industry and is responsible for the day-to-day management of the Fund’s portfolio.  Mr. Wydra has served as a portfolio manager at BM&O since 2005, and was admitted to the Partnership in 2007.  Mr. Wydra performs all the functions related to the management of the portfolio.

Mr. Wydra is also primarily responsible for the day-to-day management of the portfolios at BM&O.  The number of other accounts (excluding the Fund) managed by Mr. Wydra within each of the following categories and the total assets in the accounts as of December 31, 2009 managed within each category are:

	Number of Accounts	Assets in Accounts
Registered investment companies	1	$17.2 million
Other pooled investment vehicles	0	0
Other accounts	50	$ 162 million

The number of accounts in each category and the total assets in the accounts (excluding the Fund) with respect to which the advisory fee is based on the performance of the account are:

	Number of Accounts	Assets in Accounts
Registered investment companies	0	0
Other pooled investment vehicles	0	0
Other accounts	0	0

Neither BM&O nor the Fund foresees any material conflict of interest that may arise in connection with Mr. Wydra’s management of the Fund’s investments and the investments of these other accounts.  BM&O has adopted policies and procedures to meet the firm’s fiduciary responsibilities and to insure its trading practices are fair to all clients and that no client or account is advantaged or disadvantaged over any other.  Regular review and testing of these policies and procedures provides an opportunity to examine the effectiveness of the control procedures and to correct any violations of the policies should they occur.  Since BM&O only manages equity assets using a disciplined intrinsic value-style approach, it is improbable that a strategy conflict between the Fund and other of its client accounts would occur.

BM&O does not utilize affiliated broker dealers, nor does it typically purchase securities in initial public offerings.

Regarding the allocation of investment opportunities, BM&O utilizes a random allocation function to determine the order in which clients trades are executed.  Additionally, partially completed orders are allocated on a pro-rata basis.

The BM&O portfolio manager for the Fund does not own any equity securities of the Fund.

BM&O is not a party to any material pending legal proceedings that are likely to have a material adverse effect on the Fund or the ability of BM&O to perform in accordance with its agreement with the Fund.

Compensation Structure of BM&O Portfolio Manager

Mr. Wydra is a Partner of BM&O, and he receives distributions from the company representing a percentage of the net profitability of the firm.  The compensation of every partner at BM&O is based on their ownership percentage of the firm, in which they receive a percentage of the firm’s net profitability.  Each partner’s ownership percentage is reviewed annually in a peer partner review. This review focuses on performance in their specific area of responsibility, as well as their contribution to the general management of the firm, and their importance to the firm in the future.

Quest

Control of Quest

Quest is entirely controlled and owned by current employees of the company.  Monte L. Johnson, Cameron M. Johnson, and Kevin M. Johnson each own 10% or more of the company.

Quest Portfolio Managers for the Fund

Fund assets under management by Quest are managed by Quest’s Investment Committee, not by the individual members of the committee.  The Investment Committee consists of Monte L. Johnson, Cameron M. Johnson, Gregory G. Sherwood, E. Adrian Hamilton, Garth R. Nisbet, CFA, and Douglas P. Goebel, CFA.  Mr. Sherwood will be the primary contact for the Fund.  Mr. M. Johnson is the founder of Quest and has 40 years of experience.  Mr. C. Johnson is Chief Executive Officer and has been with Quest for 20 years.  Mr. Sherwood is President and has been with Quest for 21 years.  Mr. Hamilton is Vice President and has been with Quest for 15 years.  Mr. Nisbet is Senior Vice President and has been with Quest for five years.  Mr. Goebel is Senior Vice President and has been with Quest 17 years.

In addition to managing Quest’s portion of the Fund’s assets, Quest’s Investment Committee also is primarily responsible for the day-to-day management of the portfolios of other Quest accounts.  The number of other accounts (excluding the Fund) managed by Quest’s Investment Committee within each of the identified categories and the total assets in the accounts as of December 31, 2009 managed within each category is set forth below.  The members of the Investment Committee do not manage any accounts individually.

	Number of Accounts	Assets in Accounts
Registered investment companies	3	$96.5 million
Other pooled investment vehicles	8	$123.6 million
Other accounts	86	$1.7 billion

The number of accounts in each category and the total assets in the accounts (excluding the Fund) with respect to which the advisory fee is based on the performance of the account are:

	Number of Accounts	Assets in Accounts
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0
Other accounts	0	$0

Quest believes that it has policies and procedures that are designed to reasonably prevent situations that would harm client assets.  Quest has adopted policies and procedures to meet the firm’s fiduciary responsibilities and to insure its trading practices are fair to all clients and that no client or account is advantaged or disadvantaged over any other.  Regular review and testing of these policies and procedures provides an opportunity to examine the effectiveness of the control procedures and to correct any violations of the policies should they occur.  Since Quest manages equity assets solely in a growth-style, it is improbable that a strategy conflict between the Fund and other accounts would occur.  The Investment Committee oversees the investment strategy of all large capitalization growth accounts.  Implementation of investment decisions by the Investment Committee is performed across all accounts within the large-cap growth strategy unless specific client guidelines prohibit such investment.  Quest’s policy is to aggregate client trades where possible and when advantageous to clients.  In these instances, clients participating in any aggregated trades will receive an average share price and transactions costs will be shared equally on a pro-rata basis.

Quest’s Portfolio Managers for the Fund do not own any equity securities of the Fund.

Quest is not a party to any material pending legal proceedings that are likely to have a material adverse effect on the Fund or the ability of Quest to perform in accordance with its agreement with the Fund.

Quest does not participate in IPO opportunities.  Initial public offerings (“IPOs”) or new issues are offerings of securities which frequently are of limited size and limited availability

Compensation Structure of Quest Portfolio Managers

Compensation for the Portfolio Managers on the Investment Committee is based on a combination of salary, revenue sharing, and retirement benefits.  Portfolio Managers receive a fixed salary that is competitive with similar positions at Investment Advisory firms in the Pacific Northwest and is also based on years of industry experience.  Revenue sharing from the advisory fee revenue generated from assets under management or, total value of client accounts, motivates Portfolio Managers to stay with the company and contribute to its success. Revenue sharing by Quest employees does not add to client costs. Portfolio Managers are not compensated based on performance of client accounts versus an index or benchmark. Retirement benefits are provided through a 401(k) and profit sharing plan with a contribution-matching feature.  Portfolio Managers are not compensated based on performance.

Renaissance

Control of Renaissance

Renaissance is directly controlled by Affiliated Managers Group, Inc., which owns 70% of the outstanding voting shares of Renaissance.  Additionally, Renaissance is controlled by the firm’s managing partners, including Michael Edward Schroer.

Renaissance Portfolio Managers for the Fund

Michael E. Schroer, Managing Partner and Chief Investment Officer of Renaissance, is primarily responsible for day-to-day management of the portion of the Fund’s portfolio managed by Renaissance.   Mr. Schroer has 27 years of investment experience and has been with Renaissance since 1984.  Mr. Schroer supervises the management and direction of Renaissance’s investment research efforts as well as determining overall portfolio strategy.  Prior to his service at Renaissance, Mr. Schroer was a portfolio manager with First of America Bank.  Mr. Schroer is a 1980 graduate of the University of Cincinnati and earned a Master’s degree from the Indiana Graduate School of Business in 1982.  He was also awarded a Chartered Financial Analyst designation in 1985.

Mr. Schroer is also primarily responsible for the day-to-day management of the portfolios of other Renaissance accounts.  The number of other accounts (excluding the Fund) managed by Mr. Schroer within each of the following categories and the total assets in the accounts as of December 31, 2009 managed within each category are:

	Number of Accounts	Assets in Accounts
Registered investment companies	3	$251.2 million
Other pooled investment vehicles	0	0
Other accounts	564	$3.6 billion

The number of accounts in each category and the total assets in the accounts (excluding the Fund) with respect to which the advisory fee is based on the performance of the account are:

	Number of Accounts	Assets in Accounts
Registered investment companies	0	0
Other pooled investment vehicles	0	0
Other accounts	0	0

Neither Renaissance nor the Fund foresees any material conflict of interest that may arise in connection with Mr. Schroer’s management of the Fund’s investments and the investments of these other accounts.  Although Renaissance has and potentially will purchase publicly traded securities of clients, this potential conflict is mitigated by the fact that Renaissance utilizes financial models to select potential securities to purchase, and it only considers purchasing securities that fall into the top quintile of its model portfolio.  Securities are sold if they fall out of the top two quintiles of the eligible universe of securities.

Renaissance does not utilize affiliated broker dealers, nor does it purchase IPO’s.  The Renaissance Code of Ethics prohibits the purchase or sale of “buy list” securities other than hardship situations or previous automatic investments.

Regarding the allocation of investment opportunities, Renaissance utilizes a random allocation function to determine the order in which clients trades are executed.  Additionally, partially completed orders are allocated on a pro-rata basis.

The Renaissance Portfolio Managers for the Fund do not own any equity securities of the Fund.

Renaissance is not a party to any material pending legal proceedings that are likely to have a material adverse effect on the Fund or the ability of Renaissance to perform in accordance with its agreement with the Fund.

Compensation Structure of Renaissance Portfolio Managers

Mr. Schroer is a Managing Partner of Renaissance, and he receives distributions from the company representing a percentage of the revenues.  Additionally, Mr. Schroer is compensated through an equal share of the bottom line profits of the organization.

WEDGE

Control of WEDGE

WEDGE is an independent investment advisor owned by twelve general partners who are actively involved in the management of the firm.  Ownership interests vary among the partners, with the current maximum at approximately 19%.

WEDGE Portfolio Managers for the Fund

WEDGE applies a team approach to the management of the Fund’s assets, relying both on quantitative models as well as investment professional input.  R. Michael James, John Norman, Michael Gardner and Andrei Bolshakov, CFA, are the team members principally responsible for supervising the Fund’s assets.  Mike James, John Norman, Michael Gardner and Andrei Bolshakov, CFA, are the Fund’s Portfolio Managers.

R. Michael James is a founding member of WEDGE and has 36 years of investment experience.  Mr. James is a graduate of Louisiana State University’s School of Banking of the South and received his Bachelor of Arts degree from Wofford College.

John Norman joined WEDGE in 2004 and has 18 years of investment experience.  Mr. Norman received his Bachelor of Business Administration – Finance from The College of William and Mary.

Michael Gardner, who has been with WEDGE since 1989, is the principle developer of WEDGE’s quantitative analysis strategy and has 33 years of investment experience.  Mr. Gardner received his Bachelor of Arts degree in Mathematics from State University of New York at Binghamton and his Master of Business Administration in Finance from the University of Chicago.

Andrei Bolshakov, CFA, joined WEDGE in 2006 and has 12 years of investment experience.  Mr. Bolshakov completed a three-year program of studies at Moscow Institute of Physics and Mathematics, earned a masters in International Business at the Ural State University of Economics, as well as a Masters of Business Administration at the Darla Moore School of Business at the University of South Carolina, and received a PhD-level degree in Economics and Mathematics Modeling from the Russian Academy of Science.

In addition to managing WEDGE’s portion of the Fund’s assets, Messrs. James, Norman. Gardner and Bolshakov are also jointly and primarily responsible for the day-to-day management of the portfolios of other WEDGE accounts.  The number of other accounts (excluding the Fund) managed by Messrs. James, Norman, Gardner and Bolshakov within each of the identified categories and the total assets in the accounts as of December 31, 2009 managed within each category is set forth below.  None of Messrs. James, Norman, Gardner or Bolshakov manage any of the accounts individually.

	Number of Accounts	Assets in Accounts
Registered investment companies	5	$302.9 million
Other pooled investment vehicles	1	$2.9 million
Other accounts	261	$4.3 billion

The number of accounts in each category and the total assets in the accounts (excluding the Fund) with respect to which the advisory fee is based on the performance of the account are:

	Number of Accounts	Assets in Accounts
Registered investment companies	0	0
Other pooled investment vehicles	0	0
Other accounts	0	0

During the normal course of managing assets for multiple clients, WEDGE will inevitably encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of its clients.  For example, circumstances may arise under which WEDGE determines there is a limited supply or demand for a security.  Under such circumstances, where it is not possible to obtain the same price or time of execution for a security purchased or sold for multiple clients’ accounts, WEDGE will allocate shares of the security in accordance with its order allocation procedures.  WEDGE’s allocation procedures are designed to distribute shares in a manner that is fair and equitable to all clients over time.  Other conflicts of a material nature that are encountered frequently surround security selection, brokerage selection, employee personal securities trading, and proxy voting.  To mitigate conflicts of interest in these areas, WEDGE has implemented a series of policies reasonably designed to prevent and detect conflicts when they occur.  WEDGE believes its policies combined with the periodic review and testing performed by its compliance professionals, adequately protect the assets of the Fund.

The WEDGE Portfolio Managers for the Fund do not own any equity securities of the Fund.

WEDGE is not a party to any material pending legal proceedings that are likely to have a material adverse effect on the Fund or the ability of WEDGE to perform in accordance with its agreement with the Fund.

Compensation Structure of WEDGE Portfolio Managers

WEDGE’s Portfolio Managers for the Fund are general partners of WEDGE.  Their compensation is based on their ownership percentage of the firm, in which they receive a percentage of the firm’s net profitability.  Each general partner’s ownership percentage is reviewed annually in a peer partner review, with ultimate determination by the firm’s Management Committee (similar to a Board of Directors).  This review focuses on performance in their specific area of responsibility, as well as their contribution to the general management of the firm, and their importance to the firm in the future.  Compensation is not fixed, based on Fund performance or based on the value of assets held in the Fund’s portfolio.

GOVERNANCE POLICIES

Codes of Ethics

Dual Strategy Fund, its investment advisor, its sub-advisors and its principal underwriter have each adopted a code of ethics under Rule 17j-1 of the Investment Company Act.  Each of these codes of ethics permits personnel subject to the codes to invest in securities; however, personnel subject to the codes must comply with certain restrictions when purchasing securities that may be purchased or held by Dual Strategy Fund.

Proxy Voting Policies

Dual Strategy Fund has delegated all proxy voting authority to its investment advisor, AFA, which has further delegated the proxy-voting authority to the Fund’s sub-advisors.  Information about how the Fund’s proxies were voted with regard to its portfolio securities during the 12-month period ending June 30, 2009 is available (1) without charge, upon request, by calling 1.800.662.1106 and (2) on the SEC’s website at http://www.sec.gov.  The proxy voting policies of BM&O, Quest, Renaissance, and WEDGE are attached hereto as Appendices A, B, C and D respectively.

THE FUND’S PORTFOLIO

Portfolio Turnover

During the most recent fiscal year, the Fund’s portfolio turnover rate was 135.04% of the average value of its portfolio.  We do not anticipate a significant variation in the portfolio turnover rate from that reported for the last fiscal year; however, the sub-advisors are solely responsible for decisions to buy or sell securities held by the Fund.  As a result, our portfolio turnover rate could differ materially from our expectations.  An increased portfolio turnover rate generally does not result in material adverse consequences to the Fund or its shareholders; however, it does increase certain administrative costs and can impact the Fund’s performance.  The Fund believes that any costs associated with increased portfolio turnover rates is reasonable in light of the importance of the sub-advisors’ discretion in buying and selling securities held by the Fund.

Disclosure of Portfolio Holdings

Generally, the Fund does not disclose its portfolio securities holdings to individual investors or institutional investors, except to the extent that disclosure is made in the Fund’s sales literatures, advertisement, and SEC filings.  Intermediaries that distribute the Fund’s shares do not receive information about the Fund’s portfolio securities unless there is a legitimate business purpose for an intermediary to have such information.  Additionally, the Fund generally does not disclose its portfolio holdings to third-party service providers or rating and ranking organizations except in certain circumstances if the Fund has a legitimate business purpose for doing so and believes that it is in the best interests of the Fund’s shareholders.  With regard to affiliated persons of the Fund, the Fund limits disclosure of portfolio holdings to affiliated persons who acquire the information in the course of performing regular duties associated with their jobs.

A limited number of “Access Persons” of the Fund, its investment advisor, and its sub-advisors obtain direct knowledge of the Fund’s portfolio holdings in the course of performing regular duties associated with their jobs.  Each Access Person of the Fund, its investment advisor, and its sub-advisors is subject to a Code of Ethics that restricts disclosures of the Fund’s portfolio holdings and prohibits personal trading based on the information.  No Access Person or other personnel of the Fund or its investment advisor or sub-advisors is authorized to make disclosures about the Fund’s portfolio securities in contravention of the applicable Code of Ethics.  The Code of Ethics of each of the Fund, its investment advisor, and its sub-advisors restricts personal investing activities of its Access Persons, including, among other things, limiting participation in initial public offerings and private offerings, prohibiting buy or sell orders during certain blackout periods before and after covered transactions and prohibiting gifts from certain persons within the securities industry.  The Fund’s Board of Directors receives a certification each year from the Fund, its investment advisor, and its sub-advisors regarding the Access Persons’ compliance with the applicable Code of Ethics.  In the event of a conflict between the interests of the Fund’s shareholders and the Fund’s investment advisor, sub-advisors, or principal underwriter (or any of their affiliates), the Fund generally will decline to disclose its portfolio holdings to the extent necessary to protect the interests of its shareholders.

The Fund discloses its portfolio holdings publicly in filings made with the SEC four times each year – in Form N-CSR and Form N-Q.  The Fund’s Form N-CSR is filed within 60 days of the end of the second and fourth quarters, and its Form N-Q is filed within 60 days of the end of the first and third quarters.  The Fund’s Board of Directors receives a copy of the N-CSR or N-Q, as applicable, at each of its quarterly meetings.  In the future, the Fund may disclose its portfolio holdings in electronic form to current and prospective customers after 30 days.

Although the Fund does not have any ongoing arrangements to make information available about the Fund’s portfolio securities, as a general rule, the Fund’s custodian and independent registered public accounting firm have access to the Fund’s portfolio holdings at any time.  In addition, from time to time, circumstances may arise that make it advisable for the Fund to divulge its portfolio holdings to selected third parties for legitimate business purposes.  In such circumstances, the recipient of the information must be subject to a duty of confidentiality, and the Fund’s management generally will place certain conditions or restrictions on the use of the information about its portfolio securities, including requirements that the information be kept confidential and prohibitions against trading based on the information.  The Fund’s management and the management of the Fund’s investment advisor may authorize disclosure of the Fund’s portfolio securities in the event they find such disclosure appropriate, such as disclosure for due diligence purposes to an investment advisor that is in merger or acquisition talks with the Fund’s current advisor, disclosure to a newly hired investment advisor or sub-advisor prior to commencing its duties, or disclosure to a rating agency for use in developing a rating.  Management of the Fund will advise the Fund’s Board of Directors of any events of this nature so that the Board may determine whether additional oversight is needed in connection with the matter, including oversight of disclosure of the Fund’s portfolio holdings.  Neither the Fund nor its investment advisor receives any compensation or other consideration (including any agreement to maintain assets in the Fund) for making such information available.

Portfolio Transactions

The Fund’s sub-advisors are responsible for (1) decisions to buy and sell securities on behalf of the Fund, (2) selecting brokers to conduct buy/sell transactions, and (3) negotiating brokerage commissions, in each case with respect to the portion of the Fund’s securities under the sub-advisor’s management.  None of the Fund’s sub-advisors nor any of their respective affiliates may act as a broker for securities transactions for the Fund.

In selecting brokers to conduct the Fund’s portfolio transactions, the sub-advisors use their best efforts to obtain the most favorable price and execution available except to the extent that they determine that a higher brokerage commission is warranted for brokerage and research services.  In evaluating the overall reasonableness of brokerage commissions paid, the sub-advisors:

•	Review the type and quality of the execution services rendered.

•	Review the quantity and nature of the portfolio transactions effected.

•
Compare generally the commissions actually paid to brokers with (A) the commissions believed to be charged by other brokers for effecting similar transactions, and (B) the commissions generally charged by brokers prior to the introduction of negotiated commission rates.

•	Consider the quality and usefulness of the brokerage and research services, if any, that may be furnished by brokers.

Research services provided by brokers may be used by the sub-advisors in advising all of their clients, although not all such services may be used by the clients that paid the commissions.  Conversely, however, a client of a sub-advisor may benefit from research services provided by brokers whose commissions are paid by other clients.  As a result, a sub-advisor may cause clients, including Dual Strategy Fund, to pay a higher brokerage commission to a broker that provides brokerage and research services to the sub-advisor than the sub-advisor’s clients would have paid to another broker that did not provide such services.

Research services provided by brokers may include research reports on companies, industries and securities; economic and financial data, including reports on macro-economic trends and monetary and fiscal policy; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and services.

In 2009, 2008 and 2007, Dual Strategy Fund paid brokerage commissions of $280,057, $183,625 and $189,911, respectively.

CAPITAL STOCK

Each issued and outstanding share of common stock of Dual Strategy Fund is entitled to participate equally in dividends and distributions declared for Dual Strategy Fund’s stock and, upon liquidation or dissolution, in Dual Strategy Fund’s net assets remaining after satisfaction of outstanding liabilities.  The outstanding shares of Dual Strategy Fund are fully paid and non-assessable and have no preemptive or conversion rights.

Under normal circumstances, subject to the reservation of rights explained below, Dual Strategy Fund will redeem shares in cash on the next business day after it receives a request to redeem such shares.  However, the right of a shareholder to redeem shares and the date of payment by Dual Strategy Fund may be suspended for more than a day for any period during which the New York Stock Exchange is closed, other than customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for Dual Strategy Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders.

Under Maryland law, Dual Strategy Fund is not required to hold annual shareholder meetings and does not intend to do so. At any special meeting, shareholders present or represented by proxy at the meeting are entitled to one vote for each share held.

FEDERAL TAX MATTERS

The following information supplements and should be read in conjunction with the section in Dual Strategy Fund’s Prospectus captioned “Distributions and Taxes.”

The following is a general and abbreviated summary of the applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change.

Federal Income Tax Status

Regulated Investment Company

Dual Strategy Fund intends to qualify and to continue to qualify as a regulated investment company under the Code. If the Fund qualifies as a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders in accordance with applicable provisions of the Code.  If the Fund does not qualify as a regulated investment company, it will be subject to the general rules governing the federal income taxation of corporations under the Code.

To qualify as a regulated investment company under the Code for a taxable year, the Fund must (i) be domestically organized and registered under the Investment Company Act of 1940 at all times during the taxable year (see “Registration” below), (ii) have in effect an election to be a regulated investment company at all times during the taxable year (see “Election” below), (iii) derive at least 90% of its gross income from certain sources (see “Sources of Gross Income” below), and (iv) diversify its assets in accordance with certain requirements (see “Diversification of Assets” below).

To be treated as a regulated investment company under the Code for a taxable year, the Fund must (i) distribute dividends to its shareholders in accordance with certain requirements (see “Distribution of Dividends” below), and (ii) have, at the close of such taxable year, no earnings and profits accumulated in any taxable year to which the provisions of the Code pertaining to regulated investment companies did not apply (see “Earnings and Profits” below).

This disclosure assumes that Dual Strategy Fund will qualify and be treated as a regulated investment company under the Code for each taxable year.

Registration

The Dual Strategy Fund can qualify as a regulated investment company under the Code if it is registered under the Investment Company Act of 1940 as a management company. The Fund is currently registered under the Investment Company Act of 1940 as a management company and intends to continue such registration in future tax years.

Election

To qualify as a regulated investment company under the Code, the Fund must file with its federal income tax return an election to be a regulated investment company. The Fund has filed such an election with its federal income tax return for past tax years and intends to maintain such election for future tax years.

Sources of Gross Income

To qualify as a regulated investment company under the Code for a taxable year, Dual Strategy Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership. The Fund expects that at least 90% of its gross income for each taxable year will be derived from these types of income.

Diversification of Assets

To qualify as a regulated investment company under the Code for a taxable year, the Fund must have:

(1)           at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be invested in cash, cash items (including receivables), United States Government securities, securities of other regulated investment companies, or other securities which, in respect of any one issuer, do not exceed 5% of the value of the Fund’s total assets and do not represent more than 10% of the outstanding voting securities of such issuer; and

(2)           not more than 25% of the value of the Fund’s total assets invested in the securities (other than United States Government securities or the securities of other regulated investment companies) of (a) any one issuer, (b) two or more issuers which Dual Strategy Fund controls and which are determined, under the Treasury Regulations, to be engaged in the same or similar trades or businesses or related trades or businesses, or (c) the securities of one or more qualified publicly traded partnership.

Distribution of Dividends

To be treated as a regulated investment company for a taxable year, Dual Strategy Fund must pay dividends equal to at least 90% of its investment company taxable income (determined without regard to its dividends paid deductions) and 90% of its net tax-exempt income.  The Code requires a regulated investment company to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general on an October 31 year end, plus certain undistributed amounts from the previous years.  While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to achieve this objective.  In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by Dual Strategy Fund in October, November or December with a record date in such a month and paid by Dual Strategy Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Earnings and Profits

To be treated as a regulated investment company for a taxable year, Dual Strategy Fund must not have, as of the close of such taxable year, earnings and profits accumulated in any taxable year to which the provisions under the Code relating to regulated investment companies did not apply.

Classification of Gains and Losses

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses.  However, all or a portion of the gain or loss realized for the disposition of foreign currency, non-U.S. dollar denominated debt instruments, and certain financial futures and options, may be treated as ordinary income or loss under Section 988 of the Code.  In addition, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code.

Adequate Diversification of Investments

Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be “adequately diversified” as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for variable annuity contracts.  The Fund intends to comply with applicable requirements so that the Fund’s investments are “adequately diversified” for this purpose.  Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purpose of the diversification requirements.  If a fund satisfies certain conditions, a segregated asset account owning shares of the fund will be treated as owning multiple investments consisting of the account’s proportionate share of each of the assets of the fund.  Dual Strategy Fund intends to satisfy these conditions so that the shares of the Fund owned by a separate account of a participating insurance company will be treated as multiple investments.  If, however, the Fund is not “adequately diversified” within the meaning of Section 817(h) of the Code, the variable annuity contracts supported by the Fund would not be treated as annuity contracts, for any period (or subsequent period) during which the Fund is not “adequately diversified”.

State Income Tax Status

The Dual Strategy Fund is organized as a Maryland corporation. Under Maryland tax law, the Fund is not liable for any income or franchise tax in the State of Maryland if the Fund qualifies as a regulated investment company under the Code and does not have taxable income for federal income tax purposes.

Taxation of Variable Annuity Contracts

For a discussion of the tax consequences of variable annuity contracts, you should refer to the accompanying separate account prospectus.

SERVICE PROVIDERS

Underwriter

Dual Strategy Fund’s shares are offered on a continuous basis by American Fidelity Securities, Inc., a wholly-owned subsidiary of AFA, the Fund's investment advisor.  American Fidelity Securities is the sole underwriter for Dual Strategy Fund.  American Fidelity Securities is also the underwriter for American Fidelity Separate Account A, American Fidelity Separate Account B and American Fidelity Separate Account C.  American Fidelity Securities receives no compensation for the sale of Dual Strategy Fund shares; however, it does receive underwriting commissions in connection with its role as underwriter of American Fidelity Separate Account A, American Fidelity Separate Account B and American Fidelity Separate Account C.

Custodian

InvesTrust, N.A., 5100 N. Classen Blvd., Suite 600, Oklahoma City, Oklahoma 73118, acts a custodian of the cash, securities and other assets of Dual Strategy Fund, as required by the Investment Company Act of 1940. Under its agreement with Dual Strategy Fund, InvesTrust holds Dual Strategy Fund’s portfolio securities and keeps all necessary accounts and records.  AFA pays all of InvesTrust’s compensation for its services as custodian.  InvesTrust is a subsidiary of American Fidelity Corporation, which owns 100% of the Fund’s investment advisor.  InvesTrust received $57,797, $57,660 and $52,449, for services performed with regard to the Fund in 2009, 2008 and 2007, respectively.

Investment Consultant

Asset Services Company, L.L.C., 5100 N. Classen Blvd., Suite 600, Oklahoma City, Oklahoma 73118, acts as an investment consultant for the Fund and AFA.  Under the investment consultant agreement, from time to time, Asset Services provides certain reports and information to the Fund and AFA.  Asset Services is a subsidiary of American Fidelity Corporation, which owns 100% of the Fund’s investment advisor.

AFA pays all of Asset Services’ compensation for its services as consultant.  Asset Services received $36,642, $53,614 and $60,541, for services performed with regard to the Fund in 2009, 2008 and 2007, respectively.

Independent Registered Public Accounting Firm; Legal Counsel

This Statement of Additional Information contains financial statements for Dual Strategy Fund.  KPMG LLP, 210 Park Avenue, Suite 2850, Oklahoma City, Oklahoma 73102 serves as Independent Registered Public Accounting Firm for Dual Strategy Fund.

McAfee & Taft A Professional Corporation, 10th Floor, Two Leadership Square, 211 North Robinson, Oklahoma City, Oklahoma 73102-7103, serves as counsel to Dual Strategy Fund.

FINANCIAL STATEMENTS

Following are the financial statements of Dual Strategy Fund.

APPENDIX A

Proxy Voting Policy

Beck, Mack & Oliver LLC

APPENDIX B

Proxy Voting Policy

Quest Investment Management, Inc.

APPENDIX C

Proxy Voting Policy

The Renaissance Group LLC

(d/b/a Renaissance Investment Management)

APPENDIX D

Proxy Voting Policy

WEDGE Capital Management LLP

PART C

OTHER INFORMATION

ITEM 28 -- EXHIBITS

Exhibit Number
a	Articles of Incorporation of Registrant. Incorporated by reference to Exhibit 1 to Registrant’s registration statement on Form N-1A filed on July 16, 1998.

b	Bylaws of Registrant. Incorporated by reference to Exhibit 2 to Registrant’s registration statement on Form N-1A filed on July 16, 1998.

d.1
Amended and Restated Management and Investment Advisory Agreement dated May 1, 2003 between Registrant and American Fidelity Assurance Company (“Amended Advisory Agreement”).  Incorporated by reference to Exhibit d.2 to Post-Effective Amendment No. 9 to Registrant’s registration statement on Form N-1A filed on April 29, 2003.

d.1.1
First Amendment to Amended and Restated Management and Investment Advisory Agreement dated as of January 5, 2009 between Registrant and American Fidelity Assurance Company.  Incorporated by reference by Exhibit d.1.1 to Post-Effective Amendment No. 16 to Registrant’s registration statement on Form N-1A filed on March 12, 2009.

d.2
Shareholder Information Agreement (22c-2 Agreement) dated April 9, 2007 between Registrant and American Fidelity Assurance Company.  Incorporated by reference to Exhibit d.3 to Post-Effective Amendment No. 11 to Registrant’s registration statement on Form N-1 filed on April 30, 2007.

d.3
Amended and Restated Sub-Advisory Agreement dated as of January 1, 2009 between Registrant, American Fidelity Assurance Company and The Renaissance Group LLC (d/b/a Renaissance Investment Management).  Incorporated by reference by Exhibit d.4 to Post-Effective Amendment No. 16 to Registrant’s registration statement on Form N-1A filed on March 12, 2009.

d.4
Amended and Restated Sub-Advisory Agreement dated as of January 1, 2009 between Registrant, American Fidelity Assurance Company and WEDGE Capital Management LLP.  Incorporated by reference by Exhibit d.5 to Post-Effective Amendment No. 16 to Registrant’s registration statement on Form N-1A filed on March 12, 2009.

d.5
Amended and Restated Sub-Advisory Agreement effective as of January 1, 2009 between Registrant, American Fidelity Assurance Company and Quest Investment Management, Inc.  Incorporated by reference by Exhibit d.6 to Post-Effective Amendment No. 16 to Registrant’s registration statement on Form N-1A filed on March 12, 2009.

d.6*	Sub-Advisory Agreement effective as of April 30, 2010 between Registrant, American Fidelity Assurance Company and Beck, Mack & Oliver LLC.

e
Second Amended and Restated Underwriter’s Agreement dated November 1, 2005 between Registrant and American Fidelity Securities, Inc.  Incorporated by reference to Exhibit e to Post-Effective Amendment No. 13 to Registrant’s registration statement on Form N-1A filed April 27, 2006.

g
Amended and Restated Corporate Custodial Agreement dated November 1, 2005 between Registrant and InvesTrust, N.A., as amended April 27, 2006.  Incorporated by reference to Exhibits g.1 and g.2 to Post-Effective Amendment No. 13 to Registrant’s registration statement on Form N-1A filed April 27, 2006.

h.1
Indemnification Agreement between Registrant and its directors.  (Director signatories:  David R. Carpenter, Jo Ann Dickey, Mark H. McCubbin, and G. Rainey Williams).  Incorporated by reference to Exhibit h.3 to Post-Effective Amendment No. 8 to Registrant’s registration statement on Form N-1A filed on April 3, 2003.

h.2
Investment Consultant Agreement dated January 1, 2005 between American Fidelity Assurance Company and Asset Services Company, L.L.C.  Incorporated by reference to Exhibit h.5 to Post-Effective Amendment No. 11 to Registrant’s registration statement on Form N-1A filed on February 24, 2005.

i*	Opinion and Consent of Counsel.

j*	Consent of Independent Registered Public Accounting Firm.

p.1
Code of Ethics of the Registrant, effective February 11, 2008.  Incorporated by reference to Exhibit p. 1 to Post-Effective Amendment No. 15 to Registrant’s registration statement on Form N-1A filed on April 30, 2008

p.2
Code of Ethics of Registrant’s principal underwriter, American Fidelity Securities, Inc., effective February 11, 2008.  Incorporated by reference to Exhibit p. 2 to Post-Effective Amendment No. 15 to Registrant’s registration statement on Form N-1A filed on April 30, 2008

p.3
Code of Ethics of Registrant’s investment advisor, American Fidelity Assurance Company, effective February 11, 2008.  Incorporated by reference to Exhibit p. 3 to Post-Effective Amendment No. 15 to Registrant’s registration statement on Form N-1A filed on April 30, 2008

p.4
Code of Ethics of Registrant’s sub-advisor, The Renaissance Group, LLC (d/b/a Renaissance Investment Management), dated July 2007.  Incorporated by reference to Exhibit p. 5 to Post-Effective Amendment No. 15 to Registrant’s registration statement on Form N-1A filed on April 30, 2008

p.5
Code of Ethics of Registrant’s sub-advisor, WEDGE Capital Management, LLP, dated April 9, 2007.  Incorporated by reference by Exhibit p.6 to Post-Effective Amendment No. 16 to Registrant’s registration statement on Form N-1A filed on March 12, 2009.

p.6
Code of Ethics of Registrant’s sub-advisor, Quest Investment Management, Inc., dated October 14, 2008.  Incorporated by reference by Exhibit p.7 to Post-Effective Amendment No. 16 to Registrant’s registration statement on Form N-1A filed on March 12, 2009.

p.7 *	Code of Ethics of Registrant’s sub-advisor, Beck, Mack & Oliver LLC.

______________
*Filed herewith.

ITEM 29 – PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

American Fidelity Assurance Company, an Oklahoma corporation and a wholly-owned subsidiary of American Fidelity Corporation, a Nevada corporation, is the sole holder of record of Dual Strategy Fund’s shares.  American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership.  William M. Cameron, an individual, and Lynda L. Cameron, an individual, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership.  The organization chart filed as Exhibit 99 shows the affiliated entities.

ITEM 30 – INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ARTICLES OF INCORPORATION

Article Eighth, Section 2 of Dual Strategy Fund’s Articles of Incorporation provides as follows:

The corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may, through a by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

BY-LAWS

The By-Laws of Dual Strategy Fund provide in Article VIII as follows:

1.      INDEMNIFICATION OF DIRECTORS AND OFFICERS.  The corporation shall indemnify its directors to the fullest extent that indemnification of directors is permitted by law. The corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the same extent as its directors and, in the case of officers, to such further extent as is consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”).

2.      ADVANCES. Any current or former director or officer of the corporation seeking indemnification within the scope of this Article shall be entitled to advances from the corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the General Corporation Law. The person seeking indemnification shall provide to the corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide security in form and amount acceptable to the corporation for his undertaking; (b) the corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the corporation who are neither “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding (“disinterested non-party directors”), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the corporation at the time the advance is proposed to be made that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

3.      PROCEDURE. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

4.      INDEMNIFICATION OF EMPLOYEES AND AGENTS. Employees and agents who are not officers or directors of the corporation may be indemnified and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940, as amended.

5.      OTHER RIGHTS. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested non-party directors or otherwise.

6.      AMENDMENTS. References in this Article are to the General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of the by-laws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

INDEMNIFICATION AGREEMENTS

The material provisions of the Indemnification Agreements between Dual Strategy Fund and each of its directors provide as follows:

1. Indemnity of Director.  The Fund hereby agrees to hold harmless and indemnify the Director to the fullest extent authorized or permitted by law.  In this regard, the Fund agrees to indemnify the Director and to hold the Director harmless from and against any and all actual or threatened lawsuits, claims, investigations, actions, appeals and other proceedings, whether civil, criminal, administrative or otherwise, and specifically including any Action (as defined herein) brought by the Director against the Fund, (any such claim, threat, investigation, action, appeal or other proceeding hereinafter referred to as an “Action”), damages, judgments, penalties, fines, losses, liabilities, settlement amounts, costs and expenses (including, without limitation, reasonable legal fees, costs and disbursements) (collectively, “Losses”) incurred, suffered or expended by or on behalf of the Director with respect to any action or inaction taken in the course of (a) the Director’s duties as a director of the Fund, including, without limitation, any such Action or Loss to which the Director may become subject under the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Investment Company Act of 1940, as amended (the “Investment Company Act”), any state securities, takeover or corporate law, or any other federal or state law or regulation or at common law, (b) the Director’s duties as an officer, employee or agent of the Fund (if he serves in such capacities) and (c) the Director’s duties as a director, officer, employee, or agent of another investment company, corporation, partnership, joint venture, trust or other enterprise if serving in such capacities at the request of the Fund.

2. Limitations on Indemnity.  No indemnity pursuant to Section 1 hereof shall be paid by the Fund:

2.1 In respect to remuneration paid to the Director if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

2.2 On account of the Director’s conduct which is finally adjudged to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Director’s office; or

2.3 If a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful;

provided, however, notwithstanding any other provision of this Agreement to the contrary, to the extent the Director has been successful on the merits or otherwise in defense of any or all actions relating in whole or in part to an Action for which indemnification may be provided under this Agreement or in defense of any issue or matter therein, including dismissal without prejudice, the Director will be indemnified against all Losses incurred in connection therewith.

3. Continuation of Indemnity.  All agreements and obligations of the Fund contained herein shall continue during the period the Director is serving as a director of the Fund or is serving at the request of the Fund as a director, officer, employee or agent of another investment company, corporation, partnership, joint venture, trust or other enterprise, and shall continue after the Director has ceased to be a director and shall enure to the benefit of the heirs, executors and administrators of the Director.

4. Notification and Defense of Claim.  As soon as practicable after receipt by the Director of notice of the commencement of any Action, the Director will, if a claim in respect thereof is to be made against the Fund under this Agreement, notify the Fund of the commencement thereof; but the failure to so notify the Fund will not relieve it from any liability which it may have to the Director under this Agreement or otherwise, except to the extent that the Fund is materially and adversely prejudiced or affected by such failure.  With respect to any such Action as to which the Director notifies the Fund of the commencement thereof:

4.1 The Fund will be entitled to participate therein at its own expense; and

4.2 Except as otherwise provided below, to the extent that it may wish, the Fund, jointly with any other indemnifying party similarly notified, if applicable, will be entitled to assume the defense thereof, with counsel reasonably satisfactory to the Director.  After notice from the Fund to the Director of its election so to assume the defense thereof, the Fund will not be liable to the Director under this Agreement for any legal or other expenses subsequently incurred by the Director in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below.  The Director shall have the right to employ its own separate counsel in such Action, but the fees and expenses of such counsel incurred after notice from the Fund of its assumption of the defense thereof shall be at the expense of the Director unless (i) the employment of counsel by the Director has been authorized by the Fund, (ii) the Director shall have reasonably concluded that there may be a conflict of interest between the Fund and the Director in the conduct of the defense of such Action or (iii) the Fund shall not in fact have employed counsel to assume the defense of such Action, in each of which cases the reasonable fees and expenses of such counsel shall be at the expense of the Fund.  The Fund shall not be entitled to assume the defense of any Action brought by or on behalf of the Fund or as to which the Director shall have made the conclusion provided for in (ii) above.

4.3 The Fund shall not be liable to indemnify the Director under this Agreement for any amounts paid in settlement of any Action effected without its written consent.  The Fund shall not settle any Action in any manner which would impose any penalty or liability on the Director without the Director’s written consent.  Neither the Fund nor the Director will unreasonably withhold its consent to any proposed settlement.

5. Reimbursement; Advancement of Expenses.

5.1 The Fund agrees to reimburse the Director within ten (10) business days after request therefore, and in advance of the final judgment or other final adjudication of any matter for which a claim for indemnification may be made pursuant to this Agreement, to the fullest extent permitted by law, for any reasonable legal or other expenses incurred by the Director in connection with any Action or in connection with the enforcement of this Agreement and the indemnification obligations set forth herein.

5.2 If the Director is entitled under any provision of this Agreement to indemnification by the Fund for some or a portion of any Losses in respect of an Action but not, however, for the total amount thereof, the Fund will nevertheless indemnify the Director for the portion thereof to which the Director is entitled.

5.3 If requested by the Director, the Fund shall, within ten (10) business days after request therefore, advance to the Director any such reasonable legal or other expenses which the Director reasonably anticipates he will incur.

6. Repayment of Expenses.  The Director agrees that the Director will promptly, upon demand, reimburse the Fund for all reasonable expenses paid by the Fund pursuant to Section 5 hereof in defending any Action against the Director in the event and to the extent that it shall be ultimately determined by a final judgment or other final adjudication that the Director is not entitled to be indemnified by or receive contribution from the Fund for such expenses.

7. Contribution.  If indemnification is not available to the Director under the provisions of this Agreement for any reason, the Director shall nevertheless be entitled to contribution toward Losses.  Such contribution shall be (i) in such proportion as is appropriate to reflect the relative benefits received by the Director and the Fund resulting from the Director serving as a director of the Fund or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Director on the one hand and the Fund on the other, in connection with the Action or other action, event or omission which resulted in such Losses, as well as any other relevant equitable considerations.  The Director and the Fund agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capital allocation.  The determination of relative benefits and, if applicable, relative faults as set forth above shall be made by the Fund in good faith.

8. Enforcement.

8.1 The Fund expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Fund hereby in order to induce the Director to serve and continue to serve as a director of the Fund and any of its subsidiaries, and acknowledges that the Director is relying upon this Agreement.  In connection with any determination as to whether the Director is entitled to be indemnified under this Agreement, the burden of proof will be on the Fund to establish that the Director is not so entitled.

8.2 In the event the Director is required to bring any action to enforce rights or to collect monies due under this Agreement and is successful in such action, the Fund shall reimburse the Director for all of the Director’s reasonable fees and expenses in bringing and pursuing such action.

REIMBURSEMENT OF INDEMNIFICATION EXPENSES

The Amended and Restated Management and Investment Advisory Agreement dated May 1, 2003 between Dual Strategy Fund and American Fidelity Assurance Company provides in Section 2 that the American Fidelity Assurance Company shall:

Reimburse the Fund to the fullest extent necessary for costs and expenses incurred by the Fund in connection with one or more indemnification agreements between the Fund and any of its directors (each, a “Director Indemnification Agreement”).  In this regard, the Manager agrees to reimburse the Fund for any damages, judgments, penalties, fines, losses, liabilities, settlement amounts, costs and expenses (including, without limitation, reasonable legal fees, costs, and disbursements) (collectively, “Losses”) incurred, suffered or expended by the Fund as a result of or in connection with a Director Indemnification Agreement, except that, no reimbursement shall be paid to the Fund for Losses incurred in violation of the terms of an Indemnification Agreement.  As soon as practicable after receipt by the Fund of a claim for indemnification pursuant to an Indemnification Agreement, the Fund shall notify the Manager of the claim thereunder; however, failure by the Fund to notify the Manager will not relieve the Manager from any liability it may have to the Fund under this Agreement or otherwise.

ITEM 31 – BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR

American Fidelity Assurance Company is primarily engaged in writing life, accident and health insurance and annuity contracts.  Set forth below are the names of each of the directors and executive officers of American Fidelity Assurance Company, their positions and offices with American Fidelity Assurance Company and any other business, profession, vocation or employment of a substantial nature in which each is or has been, during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee:

Name and Principal Business Address1	Positions and Offices with the Investment Advisor	Other Affiliations

Gregory S. Allen	Director	Chief Executive Officer, Advance Food Company, Inc.

John M. Bendheim, Jr.	Director	President, Bendheim Enterprises, Inc.

Robert D. Brearton	Executive Vice President, Chief Financial Officer and Treasurer	Executive Vice President and Chief Financial Officer, American Fidelity Corporation; Executive Vice President and Principal Financial Officer, American Fidelity Dual Strategy Fund, Inc.®

Lynda L. Cameron	Director	President, Cameron Equestrian Centers, Inc. 2000 N. Classen Boulevard Oklahoma City, OK 73106

William M. Cameron	Chairman and Chief Executive Officer
Chairman, President and Chief Executive
Officer, American Fidelity Corporation;
Director, ASC Holding, L.L.C.;
Chairman, First Fidelity Bank, N.A.
and First Fidelity BanCorp, Inc.
5100 N. Classen , Suite 500
Oklahoma City, OK 73118

David R. Carpenter	President and Chief Operations Officer
Executive Vice President,
American Fidelity Corporation;
Chairman and Chief
Executive Officer,
American Fidelity Securities,
Inc.; President, Secretary and Principal
Executive Officer, American
Fidelity Dual Strategy Fund, Inc.®

William E. Durrett	Senior Chairman of the Board of Directors
Senior Chairman of the Board,
American Fidelity Corporation; Director
Bank Oklahoma Financial Corporation
Bank Oklahoma Tower
P. O. Box 2300
Tulsa, OK 74192;
Director, Integris Health, Inc.
3366 N.W. Expressway
Oklahoma City, OK 73112;
Director, OGE Energy Corporation
P. O. Box 321
Oklahoma City, OK  73101

Theodore M. Elam	Director	Attorney McAfee & Taft A Professional Corporation Two Leadership Square, Tenth Floor 211 North Robinson Oklahoma City, OK 73102

Stephen P. Garrett	Senior Vice President and Secretary	Senior Vice President and Secretary, American Fidelity Corporation; Chief Compliance Officer, American Fidelity Dual Strategy Fund, Inc.®

Alfred L. Litchenburg	Executive Vice President

David R. Lopez	Director	President, American Fidelity Foundation

Paula Marshall	Director	Chief Executive Officer, The Bama Companies, Inc. 2745 East 11th Street Tulsa, OK 74104; Director, Bank of Oklahoma, N.A.; Director, Helmrich & Payne, Inc.

Galen P. Robbins, M.D.	Director	Physician Cardiovascular Clinic – Founding Physician 11901 Quail Creek Road Oklahoma City, OK 73120

Gary E. Tredway	Executive Vice President

Beck, Mack & Oliver LLC is managed by the following persons, who have held the positions indicated throughout the past two fiscal years:

Name	Positions with Sub-advisor and Other Affiliations

Robert C. Beck	Managing Partner

Robert Campbell	Partner

Walter Giles	Partner

Gib H. Dunham, Jr.	Partner

David Rappa	Partner

Jerry Sedam	Partner

Zachary Wydra	Partner

Lyman Delano	Partner

Quest Investment Management, Inc. is managed by the following persons, who have held the positions indicated throughout the past two fiscal years:

Name	Positions with Sub-advisor and Other Affiliations

Monte L. Johnson	Founder and Chairman

Cameron M. Johnson	Chief Executive Officer

Gregory G. Sherwood	President

Kevin M. Johnson	Secretary and Treasurer

 1 Principal business address is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106 or, if applicable, the address set forth under “Other Affiliations.”

The Renaissance Group, LLC is managed by the following persons, who have held the positions indicated throughout the past two fiscal years:

Name	Positions with Sub-advisor and Other Affiliations

Michael E. Schroer, CFA	Managing Partner and CIO

Paul A. Radomski, CFA, CPA	Managing Partner

Sudhir S. Warrier	Partner and COO

Joe G. Bruening, CFA	Partner and Director of Trading

Mary C. Meiners	Partner and Director of Research

WEDGE Capital Management LLP is managed by the following persons, who have held the positions indicated throughout the past two fiscal years:

Name	Positions with Sub-advisor and Other Affiliations

R. Michael James	Portfolio Manager and General Partner

Bradley W. Horstmann	Chief Compliance Officer and General Partner

Michael Gardner	Director of Research and General Partner

ITEM 32 – PRINCIPAL UNDERWRITERS

(a)      American Fidelity Securities, Inc., a wholly-owned subsidiary of American Fidelity Assurance Company, is the sole underwriter for Dual Strategy Fund. American Fidelity Securities is also the underwriter for American Fidelity Separate Account A, American Fidelity Separate Account B, and American Fidelity Separate Account C.

(b)      American Fidelity Securities’ director and officer information is as follows:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund

David R. Carpenter P. O. Box 25523 Oklahoma City, OK 73125	Director, Chairman and Chief Executive Officer, Investment Company and Variable Contracts Products Principal	President, Secretary and Principal Executive Officer

Cherie L. Horsfall P. O. Box 25523 Oklahoma City, OK 73125	Assistant Vice President, Operations Officer, and Investment Company and Variable Contracts Products Principal	None

Christopher T. Kenney P. O. Box 25523 Oklahoma City, OK 73125	Director, Vice President, Chief Compliance Officer, Secretary and Investment Company and Variable Contracts Products Principal	Assistant Compliance Officer

Nancy K. Steeber P. O. Box 25523 Oklahoma City, OK 73125	Director, President, Chief Operations Officer and Investment Company and Variable Contracts Products Principal	None

Shirley K. Williams P. O. Box 25523 Oklahoma City, OK 73125	Assistant Vice President, Chief Financial Officer, Treasurer and Financial and Operations Principal	None

(c)           American Fidelity Securities receives no compensation from the Fund for the sale of shares of Dual Strategy Fund; however, American Fidelity Assurance Company pays commissions to American Fidelity Securities, Inc. in connection with sales of securities offered by the separate accounts of American Fidelity Assurance Company.  Dual Strategy Fund in an investment option of the American Fidelity Assurance Company separate accounts.

ITEM 33 -- LOCATION OF ACCOUNTS AND RECORDS

All records relating to Dual Strategy Fund required by Section 31(a) of the 1940 Act are kept by Dual Strategy Fund or its custodian at the following addresses:

American Fidelity Dual Strategy Fund, Inc.® 2000 N. Classen Boulevard Oklahoma City, Oklahoma 73106	or	InvesTrust, N.A. 5100 N. Classen Blvd., Suite 600 Oklahoma City, Oklahoma 73118

ITEM 34 -- MANAGEMENT SERVICES

Not applicable

ITEM 35 -- UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized officer in Oklahoma City, Oklahoma on February 24, 2010.

AMERICAN FIDELITY DUAL STRATEGY FUND, INC.®

By /s/ David R. Carpenter, Chairman of the Board, President and Secretary

Each of the undersigned hereby appoints David R. Carpenter, as his/her true and lawful attorney-in-fact with full power to sign for him/her, in his/her name as officer or director, or both, of American Fidelity Dual Strategy Fund, Inc., a post-effective amendment to registration statement (and any and all amendments thereto, including additional post-effective amendments) on Form N-1A to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Fund’s Registration Statement has been signed below by the following persons in the capacities indicated on February 24, 2010.

/s/ David R. Carpenter
David R. Carpenter, Chairman of the Board,
President and Secretary

/s/ Robert Brearton
Robert Brearton, Executive Vice President and Principal Financial Officer

/s/ JoAnn Dickey
JoAnn Dickey, Director

/s/ Mark M. McCubbin
Mark M. McCubbin, Director

/s/ G. Rainey Williams, Jr.
G. Rainey Williams, Jr., Director

INDEX TO EXHIBITS

Exhibit Number	Description	Method of Filing
a	Articles of Incorporation of Registrant.	Incorporated by reference.

b	Bylaws of Registrant.	Incorporated by reference.

d.1	Amended and Restated Management and Investment Advisory Agreement dated May 1, 2003 between Registrant and American Fidelity Assurance Company (the “Amended Advisory Agreement”).	Incorporated by reference.

d.1.1	First Amendment to Amended and Restated Management and Investment Advisory Agreement dated as of January 5, 2009 between Registrant and American Fidelity Assurance Company.	Incorporated by reference.

d.2	Shareholder Information Agreement dated as of January 1, 2009 between Registrant and American Fidelity Assurance Company.	Incorporated by reference.

d.3	Amended and Restated Sub-Advisory Agreement dated as of January 1, 2009 between Registrant, American Fidelity Assurance Company and The Renaissance Group LLC (d/b/a Renaissance Investment Management).	Incorporated by reference.

d.4	Amended and Restated Sub-Advisory Agreement dated as of January 1, 2009 between Registrant, American Fidelity Assurance Company and WEDGE Capital Management LLP.	Incorporated by reference.

d.5	Amended and Restated Sub-Advisory Agreement effective as of January 1, 2009 between Registrant, American Fidelity Assurance Company, and Quest Investment Management, Inc.	Incorporated by reference.

d.6	Sub-Advisory Agreement effective as of April 30, 2010 between Registrant, American Fidelity Assurance Company and Beck, Mack & Oliver LLC.	Filed herewith.

e	Second Amended and Restated Underwriter’s Agreement dated November 1, 2005 between Registrant and American Fidelity Securities, Inc.	Incorporated by reference.

g	Corporate Custodial Agreement dated November 1, 2005 between Registrant and InvesTrust, N.A.	Incorporated by reference.

h.1	Indemnification Agreement between Registrant and its directors. (Director signatories: David R. Carpenter, Jo Ann Dickey, Gregory M. Love, Mark H. McCubbin, and G. Rainey Williams).	Incorporated by reference.

h.2	Investment Consultant Agreement dated January 1, 2005 between American Fidelity Assurance Company and Asset Services Company, L.L.C.	Incorporated by reference.

i	Opinion and Consent of Counsel.	Filed herewith.

j	Consent of Independent Registered Public Accounting Firm.	Filed herewith.

p.1	Code of Ethics of the Registrant, effective February 11, 2008.	Incorporated by reference.

p.2	Code of Ethics of Registrant’s principal underwriter, American Fidelity Securities, Inc., effective February 11, 2008.	Incorporated by reference.

p.3	Code of Ethics of Registrant’s investment advisor, American Fidelity Assurance Company, effective February 11, 2008.	Incorporated by reference.

p.4	Code of Ethics of Registrant’s sub-advisor, The Renaissance Group, LLC (d/b/a Renaissance Investment Management), dated July 2007.	Incorporated by reference.

p.5	Code of Ethics of Registrant’s sub-advisor, WEDGE Capital Management, LLP, dated April 9, 2007.	Incorporated by reference.

p.6	Code of Ethics of Registrant’s sub-advisor, Quest Investment Management, Inc., dated October 14, 2008.	Incorporated by reference.

p.7	Code of Ethics of Registrant’s sub-advisor Beck, Mack & Oliver LLC.	Filed herewith.